As filed with the Securities and Exchange Commission on March 10, 2008

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08360

GUINNESS ATKINSON FUNDS
(Exact name of registrant as specified in charter)

21550 Oxnard Street, Suite 750, Woodland Hills, CA			91367
(Address of principal executive offices)			(Zip code)

James J. Atkinson, Jr. 21550 Oxnard Street, Suite 750, Woodland Hills, CA 91367
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 915-6566

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2007

Item 1. Report to Stockholders.

Annual
Report

December 31, 2007

•  Alternative Energy Fund

•  Asia Focus Fund

•  Asia Pacific Dividend Fund

•  China & Hong Kong Fund

•  Global Energy Fund

•  Global Innovators Fund

Guinness Atkinson Funds
Annual Report

December 31, 2007

TABLE OF CONTENTS

3	Letter to Shareholders

6	Expense Example

7	Alternative Energy Fund

16	Asia Focus Fund

23	Asia Pacific Dividend Fund

30	China & Hong Kong Fund

36	Global Energy Fund

44	Global Innovators Fund

51	Statements of Assets and Liabilities

53	Statements of Operations

55	Statements of Changes in Net Assets

57	Financial Highlights

63	Notes to Financial Statements

73	Report of Independent Registered Public Accounting Firm

74	Trustee and Officier Information

76	Privacy Notice

77	Guinness Atkinson Funds Information

Dear Guinness Atkinson Funds Shareholders,

We realize that when you read this letter we'll be well into 2008 and, let's face it, 2008 is not starting off in a manner that might suggest it will be a banner year. But this letter and annual report are meant to cover 2007 so we won't hesitate to mention that 2007 was a stellar year for all six of the Guinness Atkinson Funds. If you've been reading these letters the last few years you'll note that we've started recent editions of this letter lamenting that the coming year would have difficulty matching the previous year. Once again we're pleased to report that we erred; 2007 has proven to be another great year to be a shareholder in the Guinness Atkinson Funds. The 2007 total return for each of the Guinness Atkinson Funds bested the total return each Fund achieved in 2006. The leading Guinness Atkinson Fund for 2007 was the China & Hong Kong Fund which produced a total return of 65.06%. At the other end of the spectrum, the Global Innovators Fund produced a total return of 21.17% for the year. Returns for all of the Funds are listed below.

Fund Performance

Returns for the periods ending December 31, 2007 for the Guinness Atkinson Funds:

Fund (inception date)	1-year	3-year	5-year	10-year	From Inception
Alternative Energy Fund (March 31, 2006)	42.68%				16.61%
Asia Focus (April 29, 1996)	46.00%	33.92%	34.07%	10.04%	6.29%
Asia Pacific Dividend Fund (March 31, 2006)	26.30%				20.95%
China & Hong Kong (June 30, 1994)	65.06%	34.94%	35.43%	14.82%	12.21%
Global Energy Fund (June 30, 2004)	37.25%	35.20%			37.02%
Global Innovators Fund (December 15, 1998)	21.17%	17.18%	19.39%		7.08%

Periods of greater than one year are average annualized returns; one year or less are actual returns. All returns are for the periods ending December 31, 2007.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com, or calling (800) 916-6566.

Each of the Funds impose a 2% redemption fee on shares held less than 30 days. The performance data does not reflect this 2% redemption fee on shares held less than 30 days. Total returns reflect a waiver in effect and in the absence of this waiver, the total returns would be lower.

Expense ratio information: The gross and, if applicable, net expense (after expense reimbursement) ratios as stated in the most recent prospectus (April 30, 2007) for the Funds are as follows:

Fund	2006 Expense Ratio
Alternative Energy Fund	2.60% gross; 1.98% net
Asia Focus Fund	1.84%
Asia Pacific Dividend Fund	17.86% gross; 1.98% net
China & Hong Kong Fund	1.59%
Global Energy Fund	1.38% gross; 1.45% net
Global Innovators Fund	1.64% gross; 1.55% net

All of the Guinness Atkinson Funds have an expense cap in place and the advisor is contractually obligated to cap the total expenses at least through June 30, 2008.

Astute readers will notice that the expense ratios listed above are different than those presented elsewhere in this report. This discrepancy is a function of the rule which requires the presentation of the expense ratios from the most recent prospectus whenever performance data is provided. The prospectus for the Guinness Atkinson Funds is produced at the end of April each year and cites the performance and expense ratios from the previous year's annual report. This means that the expense ratios listed above are for the period ending December 31, 2006 even though these audited financial statements provide expense ratios through December 31, 2007. The bottom line: the expense ratios for 2007 are lower than the out of date figures above. Here are the expense ratios for 2007:

Fund	2007 Expense Ratio
Alternative Energy Fund	1.64%
Asia Focus Fund	1.69%
Asia Pacific Dividend Fund	2.09% gross; 1.98% net
China & Hong Kong Fund	1.44%
Global Energy Fund	1.37%
Global Innovators Fund	1.44%

As usual our fund managers provide their views on the past year and look ahead to the current year for each of the six Guinness Atkinson Funds. You will find these comments preceding the financial results for the Funds which follow this letter. Also, we've provided a table showing the year-end Morningstar ratings for the four Guinness Atkinson Funds that have a track record of three years or more. That table appears immediately after this letter.

Change is Changing

Central to our purpose at Guinness Atkinson is to put investors smack in the middle of the amazing change that is the hallmark of the 21st century. We've already seen dramatic change in virtually every aspect of modern life in the last 35 years and the rapid pace of change suggests more is on the way. And while we can't see the future as clearly as we might like, it is not hard to recognize that the pace of change is accelerating and is likely to continue. We can see that China and Asia are experiencing rapid growth and that the region is becoming a leading force in the world economy. We can see that there are changes underway in the energy markets and the way in which the world powers itself. We are all aware of the impact that innovation is having on our personal and business lives. What is more difficult to see is how all of this fits together and how individuals, businesses, society and culture will respond. The fact that all six of the Guinness Atkinson Funds produced stellar returns in 2007 has much to do with the focus on the concept of change and provides some evidence that the Guinness Atkinson Funds have correctly targeted some of the more important long-term themes. That said, we're the first to recognize that these themes are long-term and to remind investors not to focus on the short-term results.

We appreciate the confidence you have placed in us and our management team and appreciate the opportunity to serve you.

Sincerely,

Timothy Guinness  James Atkinson

  January 30, 2008

Morningstar Ratings

Below is a table listing the Morningstar star ratings as of December 31, 2007 for the four Guinness Atkinson Funds that have at least a three year history. Parenthetical numbers after the star rating indicate the number of funds in the comparison group.

Fund	Category	Overall	3-year	5-year	10-year
Asia Focus Fund	Pacific/Asia Ex-Japan Stk	2** (83 funds)	3*** (83 funds)	3*** (69 funds)	1* (48 funds)
China & Hong Kong Fund	Pacific/Asia Ex-Japan Stk	3*** (83 funds)	3*** (83 funds)	3*** (69 funds)	3*** (48 funds)
Global Energy Fund	Specialty Natural Resources	4**** (135 funds)	4**** (135 funds)
Global Innovators Fund	Large Growth	5***** (1,449 funds)	5***** (1,449 funds)	5***** (1,215 funds)

©2008 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The Funds invest in foreign securities which involves greater volatility and political, economic and currency risks and differences in accounting methods. The Funds are non-diversified meaning their assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Funds are more exposed to individual stock volatility than diversified funds. The Funds invest in smaller companies, which will involve additional risks such as limited liquidity and greater volatility.

For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in distribution percentages.)

GUINNESS ATKINSON FUNDS

Expense Examples

As a shareholder of the Funds, you incur two types of costs: (1) redemption fees; and (2) ongoing costs, including advisory fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period from July 1, 2007 to December 31, 2007.

Actual Expenses

For each Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any redemption fees. Therefore, the second line for each Fund of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these redemption fees were included, your costs would have been higher.

	Beginning Account Value (07/01/07)	Ending Account Value (12/31/07)	Expenses Paid During Period* (07/01/07 to 12/31/07)	Expense Ratio During Period* (07/01/07 to 12/31/07)
Guinness Atkinson Alternative Energy Fund Actual	$1,000.00	$1,088.10	$8.52	1.62%
Guinness Atkinson Alternative Energy Fund Hypothetical (5% return before expenses)	$1,000.00	$1,017.04	$8.23	1.62%
Guinness Atkinson Asia Focus Fund Actual	$1,000.00	$1,153.00	$8.88	1.64%
Guinness Atkinson Asia Focus Fund Hypothetical (5% return before expenses)	$1,000.00	$1,016.96	$8.32	1.64%
Guinness Atkinson Asia Pacific Dividend Fund Actual	$1,000.00	$1,057.10	$10.27	1.98%†
Guinness Atkinson Asia Pacific Dividend Fund Hypothetical (5% return before expenses)	$1,000.00	$1,015.22	$10.06	1.98%†
Guinness Atkinson China & Hong Kong Fund Actual	$1,000.00	$1,296.20	$8.11	1.40%
Guinness Atkinson China & Hong Kong Fund Hypothetical (5% return before expenses)	$1,000.00	$1,018.14	$7.13	1.40%
Guinness Atkinson Global Energy Fund Actual	$1,000.00	$1,144.10	$7.00	1.29%
Guinness Atkinson Global Energy Fund Hypothetical (5% return before expenses)	$1,000.00	$1,018.68	$6.59	1.29%
Guinness Atkinson Global Innovators Fund Actual	$1,000.00	$1,040.40	$7.34	1.43%
Guinness Atkinson Global Innovators Fund Hypothetical (5% return before expenses)	$1,000.00	$1,018.01	$7.26	1.43%

*Expenses are equal to the Funds' annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year period (184), then divided by the number of days in the fiscal year (365) (to reflect the one-half year period).

†Net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Fund's actual expenses would have been higher.

ALTERNATIVE ENERGY FUND

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	2007 (actual)	Since inception March 31, 2006
Fund	42.68%	16.61%
Benchmark indices (see page 11):
Wilderhill New Energy Global Innovation Index	59.38%	34.54%
Wilderhill Clean Energy Index	58.88%	15.21%
MSCI World Energy Index	30.67%	19.54%

The Fund's gross expense ratio is 2.60% per the Prospectus dated April 30, 2007. Guinness Atkinson Asset Management has contractually agreed to waive a portion of its advisory fees so that the Fund's ratio of expenses to average daily net assets will not exceed 1.98% through at least June 30, 2008. To the extent that the Advisor waives fees it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com, or calling (800) 916-6566.

The Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data does not reflect the 2% redemption fee on shares held less than 30 days. Total return since inception reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower.

The Alternative Energy Fund had a strong year in 2007 which produced a total return of 42.68%. This was well ahead of the MSCI World Energy Index, which was up 30.67% in 2007. The fund underperformed the two Wilderhill benchmark indices primarily as a function of the structure of the fund and our more conservative approach.

2.  Portfolio

Sector	% of Assets
Solar	34.7%
Wind	30.2%
Hydro	10.2%
Efficiency	8.2%
Geothermal	6.4%
Biofuel	2.8%
Fuelcell	2.6%
Biomass Energy	1.5%
Wave/Tidal	0.1%

Solar remains the highest weighted sector with 34.7% of the assets of the fund. We think that the next 5 years should carry the solar industry to a position where the holy grail of grid parity is achievable. Investments in solar cover all elements of the value chain from silicon producers to cell and module manufacturers. We have remained in the stocks where we can see valuation upside – there are a number of highly volatile solar stocks where the valuation is challenging in our view (and which we do not hold).

ALTERNATIVE ENERGY FUND

We hold 30.2% in wind and our positions in wind are split almost evenly between turbine manufacturers and wind farm developers. We believe in our view, turbine manufacturers are benefiting from tight market conditions, and wind farm developers are well placed because of faster approval cycles and increasing asset values.

We believe in our view, Hydro forms a lower risk bedrock to the portfolio. The overarching idea behind holding hydro stocks is because of their low operating cost, which mean that increases in electricity prices and payments for carbon credits go straight to the bottom line.

We view Geothermal power as having similar dynamics, and similarly location constrained, but it is at a much earlier stage of implementation.

We remain circumspect about biofuels which account for 2.8% of the fund now, although we are monitoring valuations carefully for an attractive re-entry point. We prefer biofuels stocks that have some form of vertical integration. We believe biofuel refining stocks have most potential as shorter term trading ideas.

We think Fuelcells remain some way from mass commercialization and we currently hold only niche investments which we hope will give us access to some of the early winners. Biomass Energy accounts for 1.5% of the fund. There are a number of opportunities in this space, but we see growth potential and returns as less attractive.

Wave/Tidal power has very few investment opportunities to date, but we are following the sector keenly. Our only holding is a small research position.

	% NAV	Operator	Manufacturer	Electricity	Fuel
Solar	34.7%	0%	100%	100%	0%
Wind	30.2%	55%	45%	100%	0%
Hydro	10.2%	100%	0%	100%	0%
Efficiency	8.2%	0%	100%	59%	41%
Geothermal	6.4%	100%	0%	100%	0%
Biofuel	2.8%	100%	0%	0%	100%
Fuelcell	2.6%	0%	100%	2%	98%
Biomass Energy	1.5%	100%	0%	100%	0%
Wave/Tidal	0.1%	0%	100%	100%	0%
		37%	60%	88%	9%

This table shows that 37% of the portfolio is invested in companies which are producers of electricity or fuel ("operators") with 60% in companies which manufacture the equipment for that.

Most notably, this table shows 88% invested in companies which relate more to electricity than fuel. We think this shows how high oil prices are only a small part of the story here.

With the way the industry is progressing, we are likely in the very long term to see electricity form some part of the eventual substitution for fuel, whether that be through electric vehicles, hydrogen powered vehicles, solar powered vehicles or some other method.

ALTERNATIVE ENERGY FUND

Region	% of Assets
Europe	55.9%
North America	22.0%
Asia	9.2%
Australia/NZ	5.3%
Latin America	4.3%

Europe accounts for 55.9% of the assets in the fund versus 22.0% in North America. This reflects the earlier development of the European wind and solar industries. We have 18.8% in Asia, Australia and Latin America and are continually looking for international opportunities that are under the United States investor's radar screen.

Mkt Cap $m	Positions	% of Assets
>1000	26	62.2%
500-1000	4	7.1%
250-500	10	12.8%
100-250	11	8.6%
50-100	5	3.4%
<50	6	1.4%
Cash		1.2%

We think the liquidity of the portfolio remains good. The percentage of the portfolio held in stocks with a market capitalization of over $1 billion is now 62.2% and only 1.4% of the portfolio is invested in stocks with a market capitalization below $50 million.

We think in our view, the universe of high quality, large cap alternative energy stocks is growing fast, both organically and from new issues. We endeavour to maintain a balance between holding larger capitalization more liquid stocks and positions in smaller capitalization less liquid stocks where the value and growth opportunity might be greater.

Position size	Positions	% of Assets
Full	16	48.2%
Half	29	41.9%
Research	17	5.4%
Cash		1.2%

At the beginning of the year we changed the way in which we managed the structure of the fund. All holdings are now classified as either full units, half units or research positions. We currently hold 16 full units and 29 half units, with a further 17 research positions. We also believe this enables us to benefit from a strict rebalancing discipline. A breakdown of the portfolio under this structure is shown in the table above.

3.  Activity

Over the year we have increased our exposure to solar stocks, with additional purchases including Solon, Sunpower, Conergy, Jetion, REC, Solaria, Motech and E-Ton Solar.

The main additions to our wind stocks has been from investing in developers including EDF Energies Nouvelles, Acciona, Greentech, Iberdrola Renovables, Innergex and Babcock and Brown Wind Partners. Of the turbine manufacturers, we sold our holding in Repower when the company was acquired by Suzlon and bought a half unit in Composite Technologies, an emerging wind turbine developer.

ALTERNATIVE ENERGY FUND

Of other interesting purchases, we bought a full unit in PNOC Development, a Philippine geothermal company and a half unit in WFI, a Canadian firm that makes ground source heat pumps. We acquired a half unit in Contact Energy, a New Zealand utility, with significant hydro and geothermal assets and we acquired CPFL Energia, a Brazilian utility with hydro assets.

At the beginning of the year we completed our move out of ethanol which we began at the beginning of December 2006, leaving our only exposure in research stocks which we have also further reduced. We have been reducing our positions over the year in fuelcells, including exiting our positions in Ballard Power and Fuelcell Energy. We have traded in and out of a number of solar and wind stocks on valuation opportunities. Other sells have included Climate Exchange, Trading Emissions and Environmental Power.

As a matter of good housekeeping, we cleared out our research portfolio of a number of stocks where the initial premise or reason for interest was no longer valid, or where the size of the company and its prospects made it unlikely to make it into the main portfolio.

4.  Outlook

2007 was a good year for the alternative energy industry where public market prices responded to higher energy prices and awareness increased of the growth potential for the industry. Government support continues to increase, with the change of government in Australia bringing one of the main opponents to within the Kyoto fold, and many individual States in the United States signing up to reduce carbon emissions independently of the Federal Government.

The wind turbine market is so strong that wind turbine manufacturers are operating at maximum capacity and growing at their maximum capacity. The growth rate in production is limited by the scale of manufacturing facilities required, and we believe that growth of more than 20-25% per annum would be difficult to achieve from an engineering perspective. The pipeline for wind developers remains good and approval processes are slowly becoming more streamlined.

The solar market had a capacity constrained where bottlenecks in silicon supply meant that silicon module prices remained firm. This has enabled leading companies with reserved silicon supply to improve their margins whilst growing capacity. Cost reductions are expected to continue, whilst silicon supply will remain tight for 2008. Demand is difficult to predict, but we expect demand from Germany and Spain to remain strong and for the United States to begin to gain traction.

The hydro market stands to benefit from slowly improving electricity prices, although the lead time for new projects will hamper fast growth. Opportunities are emerging for smaller scale Run of River projects, particularly in Canada. Geothermal power continues to hold attractions, but growth is slowed by time to permit. We expect to see more enthusiasm for geothermal as base load renewable power becomes more valuable to balance the intermittent nature of other sources.

The market for biofuels is expected to remain tough in 2008, with ever higher feedstock prices not matched by an increase in fuel prices. There has been a marked slowdown in plans for further plants and this will have a knock on effect in the equipment supply area. It will be interesting to see how this plays out for feedstocks this year. The great unknown in biofuels is whether legislation will be enacted in the United States (or elsewhere) which would dramatically alter the industry economics. The best opportunities here will remain with the lowest cost producers and businesses relating to feedstock production.

We are not expecting fuelcells to gain much traction, although we might see more prototype devices installed. Efficiency will provide further investments, although by its very nature, we expect this to remain a collection of niche market opportunities. We continue to look for interesting ways to invest in the alternative energy theme.

2008 has started with a healthy correction to many alternative energy sector stocks triggered by the fall in broad market indices in January. What the rest of the year will hold will likely depend on a number of factors external to the alternative energy sector itself – notably the continued performance of broad market indices and whether the anglosphere has a subprime/ housing price correction induced slowdown or full recession and whether this infects wider global markets and particularly Asian economies.

Our view tends to the more optimistic end of the spectrum on both counts and we look to markets and economies recovering in the second half of 2008. We have tried to position the fund to participate in such a recovery. In the longer run we believe many of our investee companies can grow for quite a long time and our intention is that the fund should be a beneficiary of such long growth.

Tim Guinness  February 2008

ALTERNATIVE ENERGY FUND

The Funds invest in foreign securities which will involve political, economic and currency risks, greater volatility, and differences in accounting methods. The Funds are non-diversified meaning their assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Funds are more exposed to individual stock volatility than diversified funds. The Funds invest in smaller companies, which will involve additional risks such as limited liquidity and greater volatility.

The Wilderhill New Energy Global Innovation Index (NEX) is a modified dollar weighted index of publicly traded companies, which are active in renewable and low-carbon energy, and which stand to benefit from responses to climate change and energy security concern. The Wilderhill Clean Energy Index (ECO) is a modified equal dollar weighted index comprised of publicly traded companies whose businesses stand to benefit substantially from societal transition toward the use of cleaner energy and conservation. The MSCI World Energy Index is an unmanaged index composed of more than 1,400 stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. These indices are unmanaged, not available for investment and do not incur expenses.

Please refer to the Schedule of Investments for details on fund holdings.

The information provided herein represents the opinion of Guinness Atkinson Management for the period stated and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. Opinions, fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

ALTERNATIVE ENERGY FUND

Growth of $10,000

  Total Return
  Periods Ended December 31, 2007

One Year	Since Inception (03/31/06)
42.68%	16.61%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original.

Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. The Fund imposes a 2% redemption fee on shares held less than 30 days.

The Wilderhill New Energy Global Innovations Index (NEX) is a modified dollar weighted index of publicly traded companies, which are active in renewable and low-carbon energy, and which stand to benefit from responses to climate change and energy security concern. The Wilderhill Clean Energy Index (ECO) is a modified equal dollar weighted index comprised of publicly traded companies whose businesses stand to benefit substantially from societal transition toward the use of cleaner energy and conservation.

FUND HIGHLIGHTS at December 31, 2007
GUINNESS ATKINSON ALTERNATIVE ENERGY FUND

# of Holdings in Portfolio:	62
Portfolio Turnover:	47.4%
% of Stocks in Top 10:	34.2%
Fund Managers:
Timothy W.N. Guinness
Edward Guinness
Matthew Page
Top 10 Holdings (% of net assets)
Vestas Wind Systems A/S	4.0%
Q-Cells AG	3.8%
Suntech Power Holdings Co., Ltd.	3.6%
Theolia SA	3.4%
Gamesa Corporation Tecnologica SA	3.4%
Iberdrola Renovables	3.3%
Verbund - Oesterreichische Elektrizitaetswirtschafts AG	3.2%
Conergy AG	3.2%
Ormat Technologies, Inc.	3.2%
Clipper Windpower PLC	3.1%
Country Breakdown (% of net assets)
Germany	21.7%
United States	15.8%
Spain	9.7%
Denmark	6.6%
Canada	6.2%
France	4.8%
Brazil	4.3%
Australia	4.0%
Britain	4.0%
China	3.6%
Austria	3.2%
Norway	3.0%
Philippines	2.8%
Taiwan	2.7%
Ireland	1.5%
New Zealand	1.3%
Virgin Islands (BR)	1.2%
United Kingdom	0.2%
Malaysia	0.1%

Sector Breakdown (% of Investments)
Solar	36.0%
Wind	31.2%
Hydro	10.5%
Efficiency	8.5%
Geothermal	6.6%
Biofuel	2.9%
Fuelcell	2.7%
Biomass Energy	1.5%
Wave/Tidal	0.1%

SCHEDULE OF INVESTMENTS IN SECURITIES
at December 31, 2007

GUINNESS ATKINSON ALTERNATIVE ENERGY FUND

Shares	COMMON STOCKS: 96.7%	Value
Biofuel: 2.8%
2,754,737	Babcock & Brown Environmental Investments, Ltd.*	$1,194,649
1,005,100	Carotech Bhd	155,057
25,000	Futurefuel Corporation*	200,000
1,200,000	Maple Energy PLC*	2,376,777
4,018,737	Natural Fuel, Ltd.*	525,469
		4,451,952
Biomass: 1.5%
843,987	Alkane Energy PLC*	283,107
1,964,155	Novera Energy PLC*	2,135,582
		2,418,689
Efficiency: 8.2%
3,243	AgCert International*	72
146,000	Applied Intellectual Capital*	731,683
760,987	Carmanah Technologies Corporation*	917,549
113,448	Echelon Corporation*	2,341,567
136,469	Fuel Systems Solutions, Inc.*	1,950,142
488,561	VRB Power Systems, Inc.*	99,004
1,200,000	VRB Power Systems, Inc.*(a)	243,173
921,946	Westport Innovations, Inc.*	2,662,289
85,500	WFI Industries, Ltd.	2,252,394
223,059	Xantrex Technology, Inc.*	2,081,537
		13,279,410
Fuelcell: 2.6%
1,803,180	Hydrogenics Corporation*	1,685,973
610,000	ITM Power PLC*	1,411,615
140,964	Polyfuel, Inc.*	66,568
2,132,352	Quantum Fuel Systems Technologies Worldwide, Inc.*	1,023,529
		4,187,685
Geothermal: 6.4%
312,328	Geodynamics, Ltd.*	543,743
93,719	Ormat Technologies, Inc.	5,155,483
29,707,000	PNOC Energy Development Corporation	4,621,749
		10,320,975
Hydro: 10.2%
133,287	Boralex, Inc.*	2,329,602
260,142	Cia Energetica de Minas Gerais - ADR	4,802,221
329,300	Contact Energy, Ltd.	2,084,546
36,600	CPFL Energia SA - ADR	2,073,756
74,620	Verbund - Oesterreichische Elektrizitaetswirtschafts AG	5,187,031
		16,477,156

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 96.7% Continued	Value
Solar: 34.7%
144,210	Conergy AG	$5,183,968
200,000	Daystar Technologies, Inc.*	1,250,000
229,500	E-Ton Solar Tech Co., Ltd.	2,185,414
1,037,251	Jetion Holdings, Ltd.*	1,980,341
33,980	MEMC Electronic Materials, Inc.*	3,006,890
239,388	Motech Industries	2,175,692
43,150	Q-Cells AG*	6,123,633
98,790	Renewable Energy Corporation AS*	4,955,160
310,166	SAG Solarstrom AG	1,499,791
277,500	SAG Solarstrom AG (Convertible Bond)*	405,719
572,000	Solar Integrated Technologies*	1,107,016
38,000	Solar Millennium*	1,920,475
133,817	Solar-Fabrik AG	3,097,050
83,700	Solaria Energy Y NPV*	2,613,318
78,754	Solarworld AG	4,780,483
19,578	Solon AG Fuer Solartechnik*	2,028,146
28,000	SunPower Corporation*	3,650,920
70,611	Suntech Power Holdings Co., Ltd.*	5,812,698
8,800	Wacker Chemie AG	2,538,387
		56,315,101
Wave/Tidal: 0.1%
14,663	Ocean Power Technologies, Inc.	231,370
Wind: 30.2%
7,620	Acciona SA	2,400,834
1,393,543	Babcock & Brown Wind Partners	2,066,394
358,877	Clipper Windpower PLC*	5,060,685
1,804,800	Composite Technology Corporation*	2,508,672
31,120	EDF Energies Nouvelles SA	2,170,408
116,882	Gamesa Corporation Tecnologica SA	5,408,191
221,200	Greentech Energy Systems*	4,322,579
650,000	Iberdrola Renovables*	5,369,380
400,000	Innergex Renewable Energy, Inc.*	5,053,954
55,000	Nordex AG*	2,498,726
188,647	Theolia SA*	5,560,868
59,215	Vestas Wind Systems A/S*	6,394,080
		48,814,771
	Total Common Stocks (cost $139,311,575)	156,497,109
Warrants: 0.1%
25,000	Futurefuel Corporation*	70,750
39,041	Geodynamics, Ltd.*	16,797
		87,547
	Total Warrants (cost $35,828)	87,547
	Total Investments in Securities (cost $139,347,403): 96.8%	156,584,656
	Other Assets less Liabilities: 3.2%	5,136,053
	Net Assets: 100.0%	$161,720,709

*  Non-income producing security.

(a)  Restricted Security.

ADR American Depository Receipt

The accompanying notes are an integral part of these financial statements.

ASIA FOCUS FUND for the period ended December 31, 2007

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	1 Year (actual)	3 Years	5 Years	10 Years
Fund	46.00%	33.92%	34.07%	10.04%
Benchmark Index (see page 17):
MSCI AC Far East Free Ex Japan	36.53%	29.69%	29.77%	9.76%
S&P 500	5.49%	8.62%	12.82%	5.90%

The Fund's gross expense ratio is 1.84% per the Prospectus dated April 30, 2007. Guinness Atkinson Asset Management has contractually agreed to waive a portion of its advisory fees so that the Fund's ratio of expenses to average daily net assets will not exceed 1.98% through at least June 30, 2008. To the extent that the Advisor waives fees it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com, or calling (800) 916-6566.

The Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect the 2% redemption fee on shares held less than 30 days. Total Returns for prior periods reflect a fee waiver in effect and in the absence of this waiver, the total return would be lower.

For the year as a whole the Asia Focus Fund has performed well returning 46.00% as compared to the benchmark return of 36.53%. The last two months of the year however were weak as the credit crunch in the United States began to bite. The last two months of 2007 saw equity markets sell off hard and Asia did not escape. This is in spite of our belief that Asia, with its high savings, low levels of indebtedness, ample liquidity and banks' low exposure to United States sub-prime debt, is in a very different position from the developed markets. Strong performers over the year include the Fund's Chinese holdings, resources stocks including oil, coal and palm oil and stocks related to these namely shippers, shipbuilders and steel companies.

In our view, economic conditions across Asia have been, and continue to be, relatively benign. National finances across the region appear healthy with all countries running surpluses, in contrast to the developed world. Inflation has for the most part been modest and has not resulted in monetary tightening although we have seen rising costs of food and labor in China.

There has been much talk recently about whether or not Asia is decoupled from the United States and what this means for investors. We should be clear what decoupled means. We would argue that an economy is decoupled if the impact of a United States or global slowdown is limited to the export sector with the domestic sector behaving more or less independently. Across Asia the more insulated countries include China, India, Indonesia, the Philippines and Thailand. Those traditionally more exposed include Hong Kong, Korea, Taiwan, Malaysia and Singapore.

This year however, we have seen much stronger evidence of resurgent domestic activity across Asia rather than just China. This is important when we consider that during the last global downturn following the end of the technology boom Asian growth was very hard hit because in the aftermath of Asian financial crisis there was nothing to take the place of exports. Now we have seen sharp recoveries in domestic asset prices and new investment in Indonesia, Malaysia, the Philippines and Singapore as well as in China. Economic growth since 2002 has meant there is now a need for new capacity in roads, power, water and housing; and it has also provided the funds to pay for this investment.

This recovery in domestic investment is expected to herald a broader recovery in domestic Asia which has been largely absent since the crisis. Stock market performance in 2007 has reflected some of these changes with some domestic plays in Indonesia and Malaysia rising strongly, particularly those involved in construction and construction materials.

ASIA FOCUS FUND

2.  Portfolio Position

Geographically, the portfolio has an overweight position in China, Hong Kong, Indonesia, Malaysia, Taiwan and Thailand relative to the benchmark. It is underweight compared to the benchmark in Korea, the Philippines and Singapore. On a sector basis the portfolio is overweight in consumer stocks, energy companies and materials including steel and chemicals.

3.  Outlook

Markets hate uncertainty and the uncertainties now swirling around the world's largest economy mean that we are in for a choppy ride over the next few months. However, we do believe that Asia, while exposed to slower exports, is in a substantively strong position to weather the storm of 2008.

We believe stock markets in Asia will bounce around as the United States stock market seeks to find its level against a backdrop of uncertainties in the banking sector, the housing sector and the outlook for consumer demand. But investing in Asia means investment in economies that are at the early stages of a domestic upswing and that have the capital and resources to sustain that upswing through what is going to be a difficult time in the global economy.

Asia has more than enough to support their own investment needs; they can even spare funds to support the largest Wall Street institutions. In that light, maybe Asia isn't quite the high risk investment that some would have us believe.

We are looking at companies with a domestic Asian focus and we continue to like those sectors where demand is likely to remain strong – energy, resources and industrial materials. Chinese domestic demand is likely to remain buoyant in our view, and while growth is likely to slow it is our opinion that it needs to. We continue to focus on companies that offer value by virtue of strong cash flow and margins and those that are leaders in their sectors.

We expect that inflation in most of the region will remain subdued but we are conscious that food prices are moving higher and that in a developing region like Asia such moves are very visible and keenly felt, in the same way that gasoline price movements in the United States are visible to consumers. Economically, the region is on a sound footing and we believe that Asia continues to offer diversification benefits as well as higher growth opportunities to investors.

Edmund Harriss  January 2008

The Funds invest in foreign securities which will involve political, economic and currency risks, greater volatility, and differences in accounting methods. The Funds are non-diversified meaning their assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Funds are more exposed to individual stock volatility than diversified funds. The Funds invest in smaller companies, which will involve additional risks such as limited liquidity and greater volatility.

The MSCI All Country Far East Free ex-Japan Index (MSCI AC Far East Free ex-Japan Index) is a free float-adjusted, capitalization-weighted index that is designed to measure equity market performance in the Asia region excluding Japan. The Standard & Poor's 500 Index is a market-capitalization weighted index composed of 500 widely held common stocks of U.S. companies. These indices are unmanaged, not available for investment and do not incur expenses.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pre-tax income.

Please refer to the Schedule of Investments for details on fund holdings.

The information provided herein represents the opinion of Guinness Atkinson Management for the period stated and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. Opinions, fund holdings and sector allocations are subject to change at any time are not recommendations to buy or sell any security.

ASIA FOCUS FUND

Growth of $10,000

  Average Annual Total Return
  Periods Ended December 31, 2007

One Year	Five Years	Ten Years
46.00%	34.07%	10.04%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. The Fund imposes a 2% redemption fee on shares held less than 30 days.

The MSCI All Country Far East Free ex-Japan Index (MSCI AC Far East Free ex-Japan Index) is a free float-adjusted, capitalization-weighted index that is designed to measure equity market performance in the Asia region excluding Japan. The index referenced in this chart is not available for investment and does not incur expenses.

FUND HIGHLIGHTS at December 31, 2007
GUINNESS ATKINSON ASIA FOCUS FUND

# of Holdings in Portfolio:	49
Portfolio Turnover:	31.2%
% of Stocks in Top 10:	30.0%
Fund Managers:
Edmund Harriss
Timothy W.N. Guinness
Top 10 Holdings (% of net assets)
IOI Corporation Bhd	3.6%
Esprit Holdings, Ltd.	3.2%
Digi.Com Bhd	3.2%
Yanzhou Coal Mining Co., Ltd.	3.0%
PTT PCL	2.9%
Wistron Corporation	2.9%
CNOOC, Ltd.	2.9%
POSCO	2.8%
Resorts World Bhd	2.8%
International Nickel Indonesia Tbk PT	2.7%
Country Breakdown (% of net assets)
Taiwan	19.2%
Hong Kong	17.6%
China	17.2%
South Korea	16.3%
Malaysia	9.5%
Thailand	8.4%
Singapore	6.1%
Indonesia	6.0%
Sector Breakdown (% of Investments)
Telecommunication Services	9.8%
Electronic Components	8.5%
Oil & Gas	6.7%
Steel-Producers	6.6%
Computers	5.8%
Non-Ferrous Metals	5.2%
Coal	4.2%
Transportation	4.0%
Semiconductors	3.8%
Metal Processors & Fabrication	3.8%
Agricultural Operations	3.6%
Distribution/Wholesale	3.2%
Oil/Integrated	2.9%
Entertainment	2.8%
Oil Refining & Marketing	2.6%
Auto-Cars/Light Trucks	2.5%
Electric-Generation	2.5%
Diversified Financial Services	2.4%
Building & Construction	2.3%
Shipbuilding	2.3%
Tobacco	2.2%
Power Conv/Supply Equip	1.9%
Real Estate Operation/Development	1.9%
Commercial Banks Non-US	1.8%
Oil Exploration & Production	1.8%
Networking Products	1.8%
Circuit Boards	1.2%
Food-Misc/Diversified	1.0%
Machinery - General Industry	0.5%
Textile-Products	0.4%

SCHEDULE OF INVESTMENTS IN SECURITIES
at December 31, 2007

GUINNESS ATKINSON ASIA FOCUS FUND

Shares	COMMON STOCKS: 100.3%	Value
China: 17.2%
554,000	Angang Steel Co., Ltd.	$1,485,188
596,000	China Shipping Development Co., Ltd.	1,547,627
178,000	Dongfang Electrical Machinery Co., Ltd.	1,487,502
422,000	Guangzhou R&F Properties Co., Ltd.	1,480,113
666,000	Jiangxi Coper Co., Ltd.	1,594,124
1,088,000	PetroChina Co., Ltd.	1,916,339
1,450,000	Shenzhen Expressway Co., Ltd.	1,575,027
1,196,800	Yanzhou Coal Mining Co., Ltd.	2,321,245
		13,407,165
Hong Kong: 17.6%
618,000	Chen Hsong Holdings	367,615
118,000	China Mobile, Ltd.	2,054,910
1,342,000	CNOOC, Ltd.	2,253,716
1,752,000	CNPC Hong Kong, Ltd.	1,105,798
3,098,000	Denway Motors, Ltd.	1,966,694
171,840	Esprit Holdings, Ltd.	2,530,389
84,090	HSBC Holdings PLC	1,413,902
299,000	Kingboard Chemicals Holdings, Ltd.	1,766,408
1,071,000	Victory City International Holdings	330,948
		13,790,380
Indonesia: 6.0%
490,000	Indo Tambangray PT*	985,999
210,000	International Nickel Indonesia Tbk PT	2,121,685
1,460,000	Telekomunikasi Indonesia Tbk PT	1,545,614
		4,653,298
Malaysia: 9.5%
329,700	Digi.Com Bhd	2,460,361
1,209,250	IOI Corporation Bhd	2,813,646
1,872,000	Resorts World Bhd	2,181,694
		7,455,701
Singapore: 6.1%
479,000	Indofood Agri Resources, Ltd.	796,090
896,480	Jurong Technologies Industrial Corporation, Ltd.	269,376
388,000	Singapore Petroleum Co., Ltd.	2,025,582
595,650	Singapore Telecommunications, Ltd.	1,638,792
		4,729,840
South Korea: 16.3%
5,900	Hyundai Mipo Dockyard*	1,790,997
14,080	Korea Zinc Co., Ltd.*	1,942,530
19,920	KT&G Corporation*	1,691,080
3,650	POSCO	2,205,258
68,700	Samho International Co., Ltd.*	1,832,060
2,390	Samsung Electronics Co., Ltd.	1,406,509
32,610	Shinhan Financial Group., Ltd.*	1,849,796
		12,718,230

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 100.3% Continued	Value
Taiwan: 19.2%
1,142,607	China Steel Corporation	$1,519,975
521,626	Compal Electronics, Inc.	567,989
1,091,723	Coretronic Corporation	1,455,007
791,040	D-Link Corporation	1,379,049
283,938	HON HAI Precision Industry Co., Ltd.	1,750,045
1,723,225	Mitac International Corporation	1,676,055
477,477	Novatek Microelectronics Corporation, Ltd.	1,810,679
221,250	Shin Zu Shing Co., Ltd.	1,348,406
678,553	Taiwan Semiconductor Manufacturing Co., Ltd.	1,286,528
1,237,172	Wistron Corporation	2,272,292
		15,066,025
Thailand: 8.4%
199,500	Electricity Generating PCL	679,637
1,270,000	Glow Energy	1,263,025
1,507,000	Hana Microelectronics PCL	966,341
289,000	PTT Exploration & Production PCL	1,407,036
204,500	PTT PCL	2,282,678
		6,598,717
	Total Common Stocks (cost $55,927,216)	78,419,356
	Total Investments in Securities (cost $55,927,216): 100.3%	78,419,356
	Liabilities in Excess of Other Assets: (0.3)%	(245,452)
	Net Assets: 100.0%	$78,173,904

*  Non-income producing security.

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS BY INDUSTRY
at December 31, 2007
GUINNESS ATKINSON ASIA FOCUS FUND

Industry	% of Net Assets
Telecommunication Services	9.8%
Electronic Components	8.5
Oil & Gas	6.7
Steel-Producers	6.7
Computers	5.8
Non-Ferrous Metals	5.2
Coal	4.2
Transportation	4.0
Semiconductors	4.0
Metal Processors & Fabrication	3.8
Agricultural Operations	3.6
Distribution/Wholesale	3.2
Oil/Integrated	2.9
Entertainment	2.8
Oil Refining & Marketing	2.6
Auto-Cars/Light Trucks	2.5
Electric-Generation	2.5
Diversified Financial Services	2.4
Building & Construction	2.3
Shipbuilding	2.3
Tobacco	2.2
Power Conv/Supply Equip	1.9
Real Estate Operation/Development	1.9
Commercial Banks Non-US	1.8
Oil Exploration & Production	1.8
Networking Products	1.8
Circuit Boards	1.2
Food-Misc/Diversified	1.0
Machinery - General Industry	0.5
Textile-Products	0.4
Total Investments in Securities	100.3
Liabilities in Excess of Other Assets	(0.3)
Net Assets	100.00%

The accompanying notes are an integral part of these financial statements.

ASIA PACIFIC DIVIDEND FUND for the period ended December 31, 2007

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	1 Year (actual)	Since Inception March 31, 2006
Fund	26.30%	20.95%
Benchmark Index (see page 24):
MSCI AC Pacific Ex Japan	34.63%	33.63%
S&P 500	5.53%	9.48%

The Fund's gross expense ratio is 17.86% per the Prospectus dated April 30, 2007 Guinness Atkinson Asset Management has contractually agreed to waive a portion of its advisory fees so that the Fund's ratio of expenses to average daily net assets will not exceed 1.98% through at least June 30, 2008. To the extent that the Advisor waives fees it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com, or calling (800) 916-6566.

The Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect the 2% redemption fee on shares held less than 30 days. Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower.

The Fund performed well over the full year, returning 26.30%. The emphasis we place on higher yielding stocks leads us toward more conservative investments and thus the under-performance relative the benchmark over the year is to be expected. However, the return was achieved with lower volatility and we expect that the higher dividend payments and cash generation should provide a cushion in more difficult market conditions. The last two months of 2007 however were weak as the credit crunch in the United States began to bite. This led to equity markets selling off hard across the world, and Asia did not escape.

However, we think economic conditions across Asia in fact continue to be relatively good, especially when compared those in the developed world: national finances are healthy with all countries running surpluses, there is abundant liquidity and banks are relatively unexposed to United States sub prime debt. These conditions have led to a strong resurgence of domestic economies both in terms of infrastructure spending by governments and from consumers. While it is too early to say that Asia has decoupled from the United States we can look to domestic economies to provide some support.

Our overweight position in Thailand performed particularly well during the final quarter and this was in part because Thailand is one of the least export oriented economies in the region, and so is expected to be one of the most insulated from a global slowdown, and in part because it seems likely that the tense political situation that has existed there since the coup in September 2006 may soon be resolved. We believe has led foreign investors to start moving back into the market at the very attractive valuations that are on offer.

Indonesia, Malaysia and the Philippines were also relatively strong performers and the Fund benefited from its exposure to rising personal spending with its holdings in higher growth cellular phone businesses. In Hong Kong banking stocks performed particularly well as the Hong Kong interest rates came down in line with those of the United States leading to expectations of asset price inflation and rising mortgage demand.

Dividend payouts have been sustained at more than 40% on a regional basis. Korean payouts remain among the lowest. On a country by country basis, our holdings in Thailand, Taiwan and Singapore paid some of the highest dividends both from high cash generation and from capital restructuring while the Chinese stocks, after a very strong year for share prices had the lowest overall yield but we have been encouraged to see more Chinese companies paying out dividends and that they are moving gradually to increase the proportion of earnings paid out to shareholders.

ASIA PACIFIC DIVIDEND FUND

2.  Portfolio Position

Geographically, the portfolio has its largest overweight position in Thailand, and is also overweight relative to the index in Hong Kong and Singapore. Its largest underweight position is in Australia, followed by Korea and China. On a sector basis, the fund had overweight positions in Telecoms, Materials and Energy stocks, and had the largest underweight position in Financials and then in Industrials.

3.  Outlook

Markets hate uncertainty and the uncertainties now swirling around the world's largest economy mean that we are in for a choppy ride over the next few months. However, we do believe that Asia, while exposed to slower exports, is in a substantively strong position to weather the storm of 2008.

Currently Asian markets are experiencing high volatility as investor sentiment veers between risk aversion leading to funds being taken away from equities and belief in the decoupling theory leading to funds flooding back in. It is our belief that the fundamentally strong domestic demand story in Asia will, eventually, win out.

To this end we are looking at companies with a domestic Asian focus and we continue to like those sectors where demand is most likely to remain strong – energy, resources and industrial materials. Chinese domestic demand is likely to remain buoyant in our view, and while growth is likely to slow it is our opinion that it needs to. We continue to focus on companies that offer value by virtue of strong cash flow and margins and those that are leaders in their sectors.

Asia generally has been willing to increase dividend payments in the years following the financial crisis and technology slump because of favourable cyclical conditions as well as an improved approach to corporate governance. This same period has also been characterised by a period of low corporate investment as companies concentrated on working their existing assets harder and using up spare capacity rather than investing heavily to try and grab market share, at the expense of short term profitability.

The dividend policy that is widespread in Asia is to pay out a proportion of earnings each year rather than focus on an absolute dividend payment per share. This means that dividends will go up and down in line with profits and introduces a cyclical element that we look to minimise. We also have to remember that while company investment levels have remained low there has been excess cash available for distribution. Now there are signs that capacity has grown tighter and the investment cycle may be beginning to turn, if not in the export sector then certainly on the domestic side.

We are alive to these risks to dividends and therefore reiterate that in this Fund we are looking for those businesses that are less cyclical in nature, where additional investment if required is modest in extent and where management have a track record in running a tight business which keeps our confidence in their ability to sustain an income stream. This we believe may provide a cushion for those investors who are looking to participate in the Asian growth story while going some way to mitigating the volatility.

Edmund Harriss  January 2008

The Funds invest in foreign securities which will involve political, economic and currency risks, greater volatility, and differences in accounting methods. The Funds are non-diversified meaning their assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Funds are more exposed to individual stock volatility than diversified funds. The Funds invest in smaller companies, which will involve additional risks such as limited liquidity and greater volatility.

The MSCI All Country Pacific Free ex-Japan Index (MSCI AC Pacific ex-Japan Index) is a free float-adjusted, capitalization-weighted index that is designed to measure equity market performance in the Pacific region including Japan. The Standard & Poor's 500 Index is a market-capitalization weighted index composed of 500 widely held common stocks of U.S. companies. These indices are unmanaged, not available for investment and do not incur expenses.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pre-tax income.

Please refer to the Schedule of Investments for details on fund holdings.

The information provided herein represents the opinion of Guinness Atkinson Management for the period stated and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. Opinions, fund holdings and sector allocations are subject to change at any time are not recommendations to buy or sell any security.

ASIA PACIFIC DIVIDEND FUND

Growth of $10,000

  Total Return
  Periods Ended December 31, 2007

One Year	Since Inception (03/31/06)
26.30%	20.95%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. The Fund imposes a 2% redemption fee on shares held less than 30 days.

The MSCI All Country Pacific Free ex-Japan Index (MSCI AC Pacific ex-Japan Index) is a free float-adjusted, capitalization-weighted index that is designed to measure equity market performance in the Pacific region including Japan.

FUND HIGHLIGHTS at December 31, 2007
GUINNESS ATKINSON ASIA PACIFIC DIVIDEND FUND

# of Holdings in Portfolio:	41
Portfolio Turnover:	40.4%
% of Stocks in Top 10:	27.8%
Fund Managers:
Edmund Harriss
Timothy W.N. Guinness
Top 10 Holdings (% of net assets)
Modern Beauty Salon Holdings, Ltd.	3.1%
Globe TeleCom, Inc.	2.8%
China Steel Corporation	2.8%
U-Ming Marine Transport Corporation	2.8%
Singapore TeleCommunications, Ltd.	2.8%
Esprit Holdings, Ltd.	2.7%
PTT Chemical PCL	2.7%
OneSteel, Ltd.	2.7%
PTT PCL	2.7%
CLP Holdings, Ltd.	2.7%
Country Breakdown (% of net assets)
Thailand	20.8%
Hong Kong	18.6%
Taiwan	17.5%
Singapore	10.5%
China	10.2%
South Korea	7.6%
Australia	5.2%
Philippines	2.9%
Malaysia	2.6%
New Zealand	2.5%
Indonesia	2.5%
Sector Breakdown (% of Investments)
Telecommunication Services	15.6%
Commercial Banks Non-US	15.4%
Steel-Producers	7.2%
Electronic Components	5.0%
Oil Refining & Marketing	5.0%
Transportation	4.8%
Semiconductors	4.5%
Retail	3.0%
Distribution/Wholesale	2.7%
Petrochemicals	2.7%
Oil/Integrated	2.7%
Electric-Integrated	2.7%
Chemicals-Plastics	2.6%
Finance-Commercial	2.6%
Auto/Truck Parts & Equipment Replacement	2.6%
Electric-Generation	2.5%
Networking Products	2.5%
Tobacco	2.5%
Agricultural Chemicals	2.5%
Circuit Boards	2.4%
Food-Meat Products	2.3%
Computers	2.2%
Coal	2.1%
Oil & Gas	1.9%

SCHEDULE OF INVESTMENTS IN SECURITIES
at December 31, 2007

GUINNESS ATKINSON ASIA PACIFIC DIVIDEND FUND

Shares	COMMON STOCKS: 100.9%	Value
Australia: 5.2%
7,700	Incitec Pivot, Ltd.	$786,170
159,740	Onesteel, Ltd.	856,725
		1,642,895
China: 10.2%
231,801	Angang Steel Co., Ltd.	621,422
246,000	China Shipping Development Co., Ltd.	638,786
951,000	People's Food Holdings, Ltd.	724,146
346,000	PetroChina Co., Ltd.	609,424
340,000	Yanzhou Coal Mining Co., Ltd.	659,444
		3,253,222
Hong Kong: 18.6%
294,500	BOC Hong Kong Holdings, Ltd.	816,567
125,500	CLP Holdings, Ltd.	852,649
59,000	Esprit Holdings, Ltd.	868,791
9,400	HSBC Holdings PLC - ADR	786,874
313,000	Industrial and Commercial Bank of China (Asia), Ltd.	835,618
38,555	Industrial and Commercial Bank of China (Asia), Ltd. Warrants*	15,575
2,050,000	Modern Beauty Salon Holdings, Ltd.	975,280
103,000	Vtech Holdings, Ltd.	732,306
		5,883,660
Indonesia: 2.5%
742,500	Telekomunikasi Indonesia Tbk PT	786,040
Malaysia: 2.6%
112,000	Digi.Com Bhd	835,791
New Zealand: 2.5%
129,800	New Zealand Refining Co., Ltd.	801,677
Philippines: 2.9%
23,830	Globe Telecom, Inc.	901,532
Singapore: 10.5%
2,728,700	Jurong Technologies Industrial Corporation, Ltd.	819,924
154,000	Singapore Petroleum Co., Ltd.	803,968
317,000	Singapore Telecommunications, Ltd.	872,152
62,000	United Overseas Bank, Ltd.	849,110
		3,345,154
South Korea: 7.6%
11,140	Kookmin Bank*	821,174
9,430	KT&G Corporation*	800,547
1,320	POSCO	797,518
		2,419,239

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 100.9% Continued	Value
Taiwan: 17.5%
672,247	China Steel Corporation	$894,269
661,282	Compal Electronics, Inc.	720,058
236,400	Depo Auto Parts Industrial Co., Ltd.	818,573
461,000	D-Link Corporation	803,678
572,223	Greatek Electronics, Inc.	694,013
194,479	Novatek Microelectronics Corporation, Ltd.	737,499
326,000	U-Ming Marine Transport Corporation	890,521
		5,558,611
Thailand: 20.8%
1,217,500	Delta Electronics (Thailand) PCL	787,932
811,000	Glow Energy	806,546
1,215,400	Hana Microelectronics PCL	779,357
2,724,900	Krung Thai Bank PCL	832,198
234,700	PTT Chemical PCL	863,969
76,400	PTT PCL	852,795
1,426,400	Thai Plastic & Chemical PCL	842,671
1,900,200	Thanachart Captial PCL	823,599
		6,589,067
	Total Common Stocks (cost $31,200,972)	32,016,888
	Total Investments in Securities (cost $31,200,972): 100.9%	32,016,888
	Liabilities in Excess of Other Assets: (0.9)%	(266,009)
	Net Assets: 100.0%	$31,750,879

*  Non-income producing security.

ADR  American Depository Receipt

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS BY INDUSTRY
at December 31, 2007
GUINNESS ATKINSON ASIA PACIFIC DIVIDEND FUND

Industry	% of Net Assets
Telecommunication Services	15.7%
Commercial Banks Non-US	15.6
Steel-Producers	7.3
Electronic Components	5.1
Oil Refining & Marketing	5.1
Transportation	4.8
Semiconductors	4.5
Retail	3.1
Distribution/Wholesale	2.7
Petrochemicals	2.7
Oil/Integrated	2.7
Electric-Integrated	2.7
Chemicals-Plastics	2.7
Finance-Commercial	2.6
Auto/Truck Parts & Equipment Replacement	2.6
Electric-Generation	2.5
Networking Products	2.5
Tobacco	2.5
Agricultural Chemicals	2.5
Circuit Boards	2.4
Food-Meat Products	2.3
Computers	2.3
Coal	2.1
Oil & Gas	1.9
Total Investments in Securities	100.9
Liabilities in Excess of Other Assets	(0.9)
Net Assets	100.00%

The accompanying notes are an integral part of these financial statements.

CHINA & HONG KONG FUND for the period ended December 31, 2007

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	1 Year (actual)	3 Years	5 Years	10 Years
Fund	65.06%	34.94%	35.43%	14.82%
Benchmark Index (see page 31):
Hang Seng Composite	44.69%	33.16%	32.74%	N/A
Hang Seng	43.22%	29.24%	28.95%	13.65%
S&P 500	5.49%	8.61%	12.81%	5.90%

The Fund's gross expense ratio is 1.59% per the Prospectus dated April 30, 2007. Guinness Atkinson Asset Management has contractually agreed to waive a portion of its advisory fees so that the Fund's ratio of expenses to average daily net assets will not exceed 1.98% through at least June 30, 2008. To the extent that the Advisor waives fees it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com, or calling (800) 916-6566.

The Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect the 2% redemption fee on shares held less than 30 days. Total Returns for prior period reflect a fee waiver in effect and in the absence of this waiver, total returns would be lower.

This past year has been another strong one for China and Hong Kong stocks. Chinese stocks listed in Hong Kong, which is where the Fund invests the bulk of its assets, rose on the back of continued strong economic growth and on the back of rising stock markets in Shanghai and Shenzhen. Expectations later in the year that Mainland Chinese investors would be allowed to invest in Hong Kong-listed stocks pushed prices up further although they fell back as the plan appeared to stall. In spite of the weakness at the end of the year the Fund performed well over the year returning over 65%.

We think strong economic growth in China continues to present opportunities and problems to investors and policymakers alike. Strong investment growth has increased demand for oil and coal and also for raw materials. Companies in these sectors including oil and coal producers, copper and aluminium smelters and steel and cement producers have all had a good year. Transportation companies have also seen good growth on the back of this demand.

However, faster demand growth has also been accompanied by rising costs of materials, of labor and of land. Increasing food costs have also been evident in the second half of the year. Food accounts a third of the inflation basket reflecting its high relative importance to consumers. A prolonged period of rising food and housing costs may start to feed into inflation expectations. This makes for a tough environment for manufacturers who are faced with rising costs which they are unable to pass on into a highly competitive domestic market. Export manufacturers have met with more success in raising prices but in a weakening external environment they too may find life becoming harder.

In our view, economic growth in China has been given extra impetus in the last two years by excess liquidity in the system caused in part by strong exports but more importantly by comparatively weaker demand for imports of heavy industrial goods. The resulting growth in China's trade surplus has increased the pool of liquidity in China which the Central Bank has sought to neutralize. Thus in the course of 2007 we have seen a steady increase in interest rates and a steady increase in the commercial banks' reserve requirement (money that must be deposited with Central bank and thus is not available to lend). Policy therefore has been geared toward mopping up liquidity and preventing growth from accelerating but there has not been a move to tighten policy across the economy.

We think Hong Kong has benefited from the spill over effects of Chinese growth. Hong Kong's economy has been boosted by higher trade activity, buoyant capital markets activity with a steady stream of Chinese companies seeking a stock market listing as well as from higher tourist arrivals. Lower US interest rates, mirrored by lower Hong Kong interest rates under the currency board system meant good performance by the banks and property companies in Hong Kong.

CHINA & HONG KONG FUND

2.  Portfolio Position

At year end, 67% of the portfolio was invested in China, with a mix of H shares, red chips and China plays. The balance is invested in Hong Kong companies which have a degree of exposure to China but also to other parts of the world. We prefer to invest in companies traded on the Hong Kong Stock Exchange because of the broad range of choice. Hong Kong-listed stocks also trade more cheaply than those listed in Shanghai and Shenzhen as well as offering greater liquidity and transparency of information. Across sectors the portfolio is concentrated in energy and resources, materials and industrial stocks.

3.  Outlook & Strategy

We believe the outlook for the Chinese and Hong Kong economies is pretty good, with plenty of liquidity in the system and growing domestic demand. In our view, a slow down in the US will be hard for Chinese exporters but could still help China by bringing down foreign exchange inflows and help bring excess liquidity under control. This would then serve to slow economic growth and reduce some of the inflationary pressures.

We would expect that an external slowdown will have some effect on Chinese growth, but not so much on the domestic side. China's trade exposure has not changed much over the past five years and employs around 7% of the workforce and accounts for around 5% of fixed asset investment. We would expect that slower exports could cut as much as 1.5% from overall economic growth but that this will come from the net export contribution and not from the domestic side. This then has implications for how we invest the Fund in the coming year.

We have highlighted that rising costs for domestic manufacturers cannot be passed through to domestic customers because of intense competition. It is likely that slower exports demand will result in similar problems for export manufacturers. However, infrastructure investment in power, transport links, water supply and energy resources remains as strong as ever. Indeed with recent reports of fuel shortages and supply bottlenecks, the need for more investment is pressing.

Inflation is a concern in coming months. Although it has so far been limited to food prices, and specifically to pork and poultry, while core inflation has remained much lower, it did jump to 1.4% in November from less than 1%. This is still a far cry from the situation in 1995-6 when high inflation sparked aggressive tightening measures and China is a very different place from ten years ago. Nevertheless, rigidities still exist between the regulated sectors including banking, electricity and refined product prices and the rest of the economy which is market driven.

We continue to focus our attention on investing in companies that are in a stronger position to set prices, protect margins and are strong cash generators.

Edmund Harriss  January 2008

The Funds invest in foreign securities which will involve political, economic and currency risks, greater volatility, and differences in accounting methods. The Funds are non-diversified meaning their assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Funds are more exposed to individual stock volatility than diversified funds. The Funds invest in smaller companies, which will involve additional risks such as limited liquidity and greater volatility.

The Hang Seng Composite Index is a market-capitalization weighted index that comprises the top 200 companies listed on the Hong Kong Stock Exchange, based on the average market-capitalization for the past twelvemonths. The Hang Seng Composite Index commenced on January 3, 2000 and therefore does not have five-year returns or returns since the Fund's inception. The Hang Seng Index is a barometer of the Hong Kong Stock Market whose aggregate market capitalization accounts for about 70% of the total market-capitalization of the Stock Exchange of Hong Kong Limited. The Standard & Poor's 500 Index is a market-capitalization weighted index composed of 500 widely held common stocks of U.S. companies. These indices are unmanaged, not available for investment and do not incur expenses.

Please refer to the Schedule of Investments for details on fund holdings.

The information provided herein represents the opinion of Guinness Atkinson Management for the period stated and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. Opinions, fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

CHINA & HONG KONG FUND

Growth of $10,000

  Average Annual Total Return
  Periods Ended December 31, 2007

One Year	Five Years	Ten Years
65.06%	35.43%	14.82%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. The Fund imposes a 2% redemption fee on shares held less than 30 days.

The Hang Seng Composite Index is a market-capitalization weighted index that comprises the top 200 companies listed on the Hong Kong Stock Exchange, based on the average market capitalization for the past twelve months. The Fund changed its benchmark from the Hang Seng to the Hang Seng Composite Index to more accurately reflect the market sectors in which the Fund invests. The Hang Seng Composite Index commenced on 01/31/00. The index referenced in this chart is not available for investment and does not incur expenses.

FUND HIGHLIGHTS at December 31, 2007
GUINNESS ATKINSON CHINA & HONG KONG FUND

# of Holdings in Portfolio:	49
Portfolio Turnover:	10.0%
% of Stocks in Top 10:	46.8%
Fund Managers:
Edmund Harriss
Timothy W.N. Guinness
Top 10 Holdings (% of net assets)
China Mobile, Ltd.	7.0%
CNOOC, Ltd.	6.3%
Angang Steel Co., Ltd.	5.7%
PetroChina Co., Ltd.	5.0%
Yanzhou Coal Mining Co., Ltd.	4.4%
China Shipping Container Lines Co., Ltd.	4.0%
Dongfang Electrical Machinery Co., Ltd.	3.7%
Midland Holdings, Ltd.	3.6%
HSBC Holdings PLC	3.6%
Hang Seng Bank	3.5%
Country Breakdown (% of net assets)
Hong Kong	58.9%
China	36.1%
United States	2.8%
Cayman Islands	1.4%
Singapore	0.2%
Sector Breakdown (% of Investments)
Real Estate Operation/Development	12.9%
Oil & Gas	12.6%
Commercial Banks Non-US	11.9%
Telecommunication Services	9.3%
Transportation	7.9%
Diversified Operations	7.1%
Steel-Producers	5.7%
Coal	4.5%
Power Conv/Supply Equip	3.7%
Distribution/Wholesale	3.4%
Metal Processors & Fabrication	3.3%
Petrochemicals	2.8%
Computers	2.8%
Auto-Cars/Light Trucks	2.8%
Electronic Components	2.6%
Batteries/Battery System	1.9%
Agricultural Operations	1.2%
Electric-Integrated	1.0%
Water Treatment Systems	0.7%
Machinery-General Industry	0.7%
Textile-Products	0.6%
Retail	0.6%
Medical-Drugs	0.0%

SCHEDULE OF INVESTMENTS IN SECURITIES
at December 31, 2007

GUINNESS ATKINSON CHINA & HONG KONG FUND

Shares	COMMON STOCKS: 99.4%	Value
Agricultural Operations: 1.2%
4,033,800	Chaoda Modern Agriculture	$3,608,780
Auto – Cars/Light Trucks: 2.8%
12,872,000	Denway Motors, Ltd.	8,171,493
Batteries/Battery System: 1.9%
857,000	BYD Co., Ltd.	5,593,601
Coal: 4.5%
81,000	China Coal Energy Co.	249,751
6,653,200	Yanzhou Coal Mining Co., Ltd.	12,904,164
		13,153,915
Commercial Banks: 11.8%
498,000	Hang Seng Bank	10,193,907
324,650	Dah Sing Financial Holdings, Ltd.	3,195,158
2,842,000	BOC Hong Kong Holdings, Ltd.	7,880,078
632,486	HSBC Holdings PLC	10,634,718
188,400	Wing Hang Bank, Ltd.	2,804,507
		34,708,368
Computers: 2.8%
9,310,000	Lenovo Group, Ltd.	8,174,618
Distribution/Wholesale: 3.4%
671,071	Esprit Holdings, Ltd.	9,881,698
Diversified Operations: 6.9%
893,000	Shanghai Industrial Holdings, Ltd.	3,861,257
249,500	Swire Pacific, Ltd. - Class A	3,418,927
3,724,000	Tianjin Development Holdings, Ltd.	4,384,595
1,675,000	Wharf Holdings, Ltd.	8,664,809
		20,329,588
Electric – Integrated: 1.0%
431,000	CLP Holdings, Ltd.	2,928,221
Electronics: 2.6%
1,278,000	Kingboard Chemicals Holdings, Ltd.	7,550,066
43,181	Kingboard Laminates Holding, Ltd.	28,818
		7,578,884
Machinery – Diversified: 0.7%
3,510,000	Chen Hsong Holdings, Ltd.	2,087,911
Medical – Drugs: 0.0%
1,240,000	Far East Pharmaceutical Technology*†^	—
Metal – Processors & Fabercations: 3.2%
3,945,000	Jiangxi Copper Co., Ltd.	9,442,673

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 99.4% Continued	Value
Oil & Gas: 12.6%
10,957,000	CNOOC, Ltd.	$18,400,872
6,210,000	CNPC Hong Kong, Ltd.	3,919,524
8,256,000	PetroChina Co., Ltd.	14,541,632
		36,862,028
Petrochemicals: 2.8%
5,570,000	China Petroleum & Chemical Corporation	8,257,237
Power Conversion/Supply Equipment: 3.7%
1,284,000	Dongfang Electrical Machinery Co., Ltd.	10,730,072
Real Estate: 12.8%
1,628,000	Guangzhou R&F Properties Holdings, Ltd.	5,710,008
748,000	Hopewell Holdings, Ltd.	3,429,495
6,878,000	Midland Holdings, Ltd.	10,732,536
2,409,000	Sino Land Co.	8,435,821
3,876,000	Soho China, Ltd.*	4,001,565
1,774,000	Wheelock & Co., Ltd.	5,431,997
		37,741,422
Retail: 0.6%
698,000	Glorious Sun Enterprise, Ltd.	422,945
2,560,000	Modern Beauty Salon Holdings, Ltd.	1,217,911
		1,640,856
Steel Producers: 5.7%
6,234,000	Angang New Steel Co., Ltd.	16,712,382
Telecommunications: 9.3%
1,183,000	China Mobile, Ltd.	20,601,348
919,000	Vtech Holdings, Ltd.	6,533,877
		27,135,225
Textiles: 0.6%
5,512,000	Victory City International Holdings, Ltd.	1,703,254
Transportation: 7.8%
4,510,000	China Shipping Container Lines Co., Ltd.	11,711,072
5,162,550	China Shipping Development Co., Ltd.	2,997,793
925,000	Cosco Pacific, Ltd.	2,436,460
5,204,000	Shenzhen Expressway Co., Ltd.	5,652,718
235,050	Tianjin Port Development Holdings, Ltd.	177,348
		22,975,391
Water Treatment Systems: 0.7%
2,628,000	Bio-Treat Technology, Ltd.	1,410,313
1,126,000	Sinomem Technology, Ltd.	690,619
		2,100,932
	Total Common Stocks (cost $166,021,148)	291,518,549
Warrants: 0.1%
209,375	Wharf Holdings, Ltd.	287,315
8,930	Wing Fat Print*	—
100	Surface Mount Technology Holdings, Ltd.*	—
		287,315
	Total Investments in Securities (cost $166,021,148): 99.5%	291,805,864
	Other Assets less Liabilities: 0.5%	1,358,604
	Net Assets: 100.0%	$293,164,468

*  Non-income producing security.

^  Fair valued under direction of the Board of Trustees.

†  Illiquid

The accompanying notes are an integral part of these financial statements.

GLOBAL ENERGY FUND

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	1 Year (Actual)	3 Year	Since Inception June 30, 2004
Fund	37.25%	35.20%	37.02%
Benchmark Index (see page 39):
S&P 500	5.46%	26.11%	9.48%
MSCI World Energy Index	30.67%	8.61%	27.69%

Source: Bloomberg

The Fund's gross expense ratio is 1.38% per the Prospectus dated April 30, 2007. Guinness Atkinson Asset Management has contractually agreed to waive a portion of its advisory fees so that the Fund's ratio of expenses to average daily net assets will not exceed 1.45% through at least June 30, 2008. To the extent that the Advisor waives fees it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com, or calling (800) 916-6566.

The Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect the 2% redemption fee on shares held less than 30 days. Total Returns for prior period reflect a fee waiver in effect and in the absence of this waiver, total returns would be lower.

The Global Energy Fund over the course of 2007 produced a total return of 37.25%. This was a pleasing return, especially when compared to the MSCI World Energy Index which returned 30.67% and the S&P 500 Index which returned 5.46%. Moreover, the Fund is still some way ahead of both indices since inception, as shown in the table above.

2.  Activity

The changes to the portfolio were concentrated in January and July. In January 2007 we sold Marathon Oil, an integrated United States company which had gone up 55% in 2006, and replaced it with Statoil, the Norwegian national oil and gas company. We felt that Statoil's purchase of Norsk Hydro's oil and gas assets in December gave them a strong platform for future growth, and at 9.5 X 2007 earnings the stock looked cheap. We also switched out of Petrochina and into CNOOC. Petrochina was up 81% in 2006, and the long term price ratio of the two stock prices had moved from 1.2 to 1 at the start of the year to around 1.5 to 1 in early 2007. Finally, we took profits on our small research holding in China Coal, which had gone up 40% since the IPO.

We made some more significant changes to the portfolio in July. We sold our two independent refiners, Tesoro and Sunoco, which had both performed strongly on the back of high refining margins which we felt were unsustainable. We also sold CNOOC, which was up almost 40% year to date, buoyed by very strong Asian equity markets. In their place we bought Exxon Mobil, Total and ENI. The Integrated sector had underperformed the MSCI World Energy Index year to date and trading at between 10 and 12.5x 2007 earnings we thought these three represented excellent value.

Further to these changes we also altered the weightings within the portfolio. We increased our holdings in 9 integrated companies to 1.22 of a unit, because the group was trading at a significant discount to the broad market and we felt that this gap would narrow. We also thought that they would offer significant downside protection if there was a marked move down in the oil price which was then around $75. The nine integrated companies were BP, ENI, Royal Dutch Shell, Total, Statoil, Chevron, Conoco Phillips, Exxon and Occidental.

We also lightened our exposure to the weak United States natural gas price by trimming our gas levered positions to 2/3 of a unit. These companies were Anadarko, Apache, Pioneer, Patterson, Peabody and Encana. Peabody's exposure is by virtue of the fact that when gas gets very cheap there is fuel switching away from coal.

GLOBAL ENERGY FUND

We made one further change to the portfolio at the end of 2007, selling our half unit of Canadian Oil Sands Trust in December. We felt that the oil price was at the high end of its likely trading range – a sensible moment to lighten up exposure to oil price sensitive sectors such as Canadian oil sands. This stock had performed well and was the most highly valued on discounted cash flow metrics versus its peers.

The merger of Transocean and Global SantaFe, in which we held a position, was completed at the end of November. We have maintained our position in the new company following the completion of this merger.

3.  Portfolio Position

The Portfolio at December 31, 2007 consisted of 29 core holdings comprising just over 97% of the portfolio (ignoring cash) and 9 "research" holdings in small cap stocks comprising in aggregate a little under 3%. Of the 29 core holdings, 12 were whole units, 9 were 1.22 of a unit, 6 were 0.67 of a unit, one was a half unit (Suncor) and one was split one third Hercules, one third Unit Corp, and one third Ensign.

The invested fund at December 31, 2007 was on a Price Earnings Ratio (2007) of 13.9X (13.5X 2006) with a median PER (2007) of stocks held of 13.3X. By comparison the S&P 500 Index at 1468.36 was on a PER of 19.1X (2007) based on S&P500 earnings per share estimates of 76.82 for 2007.

The better performing holdings over the year were Petrobras, Hess, Transocean, Apache, Occidental, Peabody, Imperial Oil and Anadarko, all of which returned over 50%. Petrobras and Hess were both up over 100%, both as beneficiaries of the potential 8 billion barrel Tupi discovery offshore Brazil. The worst performing holdings were Patterson-UTI, Hercules, Unit, Ensign, and Opti Canada. The first four of these are United States-focused drillers and thus highly sensitive to the United States gas price, which was relatively weak again, averaging $6.91 per Mcf for the year.

The Sector and Geographic weightings of the portfolio (ignoring cash) at December 31st were as follows:

Sector Breakdown
	Dec 31 2006	Dec 31 2007
Integrated	23.6	42.4
E&P/Refining	6.7	4.8
Sub Total Integrated	30.3	47.2
Emerging Markets	10.8	10.5
Sub Total Emerging Markets	10.8	10.5
E&P Oil Sands	18.0	13.9
E&P	17.6	15.5
Sub Total E&P	35.6	29.4
Oil Services & Equipment	13.3	10.6
Refining	6.7	—
Coal	3.3	2.3
Total	100.0	100.0

GLOBAL ENERGY FUND

Geographic Breakdown
	Dec 31 2006	Dec 31 2007
US	55.9	48.2
Canada	22.8	18.9
UK	7.1	8.2
Latin America	3.4	5.7
Europe	3.6	14.3
China	3.6	0.3
South Africa	3.3	3.9
Other	0.3	0.5
	100.0	100.0

There have been significant sectoral and geographical shifts. The move into the large Integrateds is reflected both as a sector switch and as a geographical move from the United States and China into Europe and the United Kingdom.

4.  Market Background

The oil price (WTI) opened at $61.05 on January 3rd and closed at $96.00 on December 28th. After falling to $50.48 by January 18th the price moved up steadily all year, hitting a high of $98.88 in November. The front month future contract breached the $100 level in December but quickly fell back. The average price over the year was $72.19, compared with $66.07 in 2006, but 2007 will go down as the first year that saw $100 WTI.

We believe there were various factors behind this strong run-up. On the geopolitical side we saw a stand-off between Iran and the United Kingdom at the end of March after 15 British sailors were taken prisoner by Iranian forces in the Shatt al-Arab waterway. There was an ongoing dispute later in the year between Turkey and the Kurdistan Workers Party (PKK) in Northen Iraq which threatened to escalate, as well as continued unrest in Nigeria, while United States worries about Iran's nuclear program were there in the background. Add to this a fairly active hurricane season on both sides of the Gulf of Mexico and a November fire in an Enbridge pipeline which supplies 1.5 million barrels per day of heavy crude to the United States from Canada (15% of total United States imports) and you have plenty of geopolitical culprits for a supportive backdrop to the price rise.

Market supply and demand, however, were the main factors which drove the price up: the IEA demand forecasts for 2007 and 2008 remained extremely robust in the face of high prices and broader economic uncertainty, and the Medium Term Oil Market Report released in July predicted an average demand growth of 2.2% p.a. for six years, reaching 95.8 m barrels per day in 2012. More significantly, OECD stocks have been tightening markedly since July and are now as tight as they have been for 10 years. Added to this, OPEC's quotas were net flat for the year: February 1st saw a 500,000 barrel per day cut (announced December 2006), and September saw a 500,000 barrel per day increase, effective November 1st. Meanwhile, non-OPEC supply growth was an anaemic 0.4m b/d, well below the forecast before the year began.

The last factor in the price increase was the activity on Nymex. The net non-commercial open position was short in January and by the end of July had reached 127,000 contracts long, an all time high by some distance. Over the rest of the year the open position averaged 58,000 contracts long and never got lower than 25,000 long.

The gas price (Henry Hub) averaged $6.91 over the year, up from an average of $6.74 in 2006. There were some quite dramatic price swings over the course of the year, caused by the usual factors: weather, storage, domestic production, imports and demand. At the start of the year the gas price was $5.40 per Mcf and by February 15th this had risen 65% to $8.92, on the back of cold late winter weather in the United States. After ending the withdrawal season at 1,511 Bcf (well below last year's 1,696 but still the second highest level since 1994), the price traded in a $7-$8 range until July. In the second half of the year the price weakened, trading in a $6-$7.50 range. Supporting the price were weaker imports from Canada, higher demand from Canada, and smaller shipments of LNG reaching the United States after the Japanese earthquake in July damaged their largest nuclear facility at Kashiwazaki-Kariwa. However, these appeared to be outweighed by weaker demand due to a mild Summer, and by the strong growth in United States onshore gas production, up 4.5% from 55.7 Bcf per day in January to 58.2 Bcf per day in September. The gas price ended the year at $7.16 per Mcf.

GLOBAL ENERGY FUND

5.  Outlook

So where does that leave us for 2008? I think that the trading range for oil has now moved up from $60-$80 to $70-$100, and that the $90 spot price we see at the moment represents the top of the range for the time being. OPEC's management will be critical for while OECD stocks are tight and the United States are asking for more oil there is every chance that OECD demand will be flat in 2008 and that developing world demand will be significantly lower than forecast (perhaps 1-1.2 million barrels per day). OPEC will be keen to be seen to be keeping the market well-supplied, although second quarter demand is traditionally the weakest.

Long term we continue to believe in high energy prices and are positioning the fund with the potential to take full advantage.

Tim Guinness  January 22, 2008

The Funds invest in foreign securities which will involve political, economic and currency risks, greater volatility, and differences in accounting methods. The Funds are non-diversified meaning their assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Funds are more exposed to individual stock volatility than diversified funds. The Funds invest in smaller companies, which will involve additional risks such as limited liquidity and greater volatility.

The MSCI World Index is an unmanaged index composed of more than 1,400 stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East. The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. These indices are unmanaged, not available for investment and do not incur expenses.

PER – Price to Earnings ratio is calculated by dividing current price of the stock by the company's trailing months' earnings per share. Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Please refer to the Schedule of Investments for details on fund holdings.

The information provided herein represents the opinion of Guinness Atkinson Management for the period stated and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. Opinions, fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

GLOBAL ENERGY FUND

Growth of $10,000

  Average Annual Total Return
  Periods Ended December 31, 2007

One Year	Since Inception (06/30/04)
37.25%	37.02%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original.

Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. The Fund imposes a 2% redemption fee on shares held less than 30 days.

The MSCI World Index is an unmanaged index composed of more than 1,400 stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. These indices are unmanaged, not available for investment and do not incur expenses.

FUND HIGHLIGHTS at December 31, 2007
GUINNESS ATKINSON GLOBAL ENERGY FUND

# of Holdings in Portfolio:	40
Portfolio Turnover:	31.1%
% of Stocks in Top 10:	42.0%
Fund Managers:
Timothy W.N. Guinness
Edmund Harriss
Top 10 Holdings (% of net assets)
Petroleo Brasileiro SA	5.5%
Occidental Petroleum Corp	4.8%
Hess Corp	4.7%
ConocoPhillips	4.0%
Exxon Mobil Corp	3.9%
Royal Dutch Shell PLC	3.9%
Chevron Corp	3.8%
Imperial Oil Ltd	3.8%
Sasol Ltd	3.8%
Transocean Inc New	3.8%
Country Breakdown (% of net assets)
United States	43.1%
Canada	17.8%
Brazil	5.5%
Cayman Islands	4.4%
Netherlands	3.9%
South Africa	3.8%
Norway	3.5%
France	3.5%
United Kingdom	3.5%
Italy	3.5%
Austria	3.4%
Britain	0.9%
Ireland	0.3%
China	0.3%
Sector Breakdown (% of Investments)
Oil/Integrated	66.8%
Oil & Gas - Exploration & Production	24.0%
Oil & Gas - Field Services	3.7%
Oil & Gas - Drilling	3.0%
Coal	2.3%
Machinery-General Industry	0.2%

SCHEDULE OF INVESTMENTS IN SECURITIES
at December 31, 2007

GUINNESS ATKINSON GLOBAL ENERGY FUND

Shares	COMMON STOCKS: 97.4%	Value
Coal: 2.3%
25,630	Peabody Energy Corporation	$1,579,833
Machinery – General Industry: 0.3%
914,780	Shandong Molong Petroleum Machinery Co., Ltd.	177,123
Oil & Gas – Drilling: 7.4%
35,282	Ensign Energy Services, Inc.	545,165
21,763	Hercules Offshore, Inc.*	517,524
48,070	Patterson-UTI Energy, Inc.	938,326
18,491	Transocean, Inc.	2,646,987
11,310	Unit Corporation*	523,088
		5,171,090
Oil & Gas – Exploration & Production: 23.7%
99,000	Afren PLC*	209,331
26,470	Anadarko Petroleum Corporation	1,738,814
16,309	Apache Corporation	1,753,870
91,089	Coastal Energy Co.*	401,476
31,759	Dragon Oil PLC*	217,642
23,536	EnCana Corporation	1,609,686
308,000	EnCore Oil PLC*	310,670
67,091	Granby Oil & Gas PLC*	101,102
6,200	Grey Wolf Exploration, Inc.*	10,554
600	Imperial Energy Corporation PLC*	18,749
60,029	Nexen, Inc.	1,952,410
95,888	OPTI Canada, Inc.*	1,612,788
25,320	Pioneer Natural Resources Co.	1,236,629
43,630	Plains Exploration & Production Co.*	2,356,020
42,200	Synenco Energy, Inc. - Class A*	360,877
45,211	Whiting Petroleum Corporation*	2,606,866
		16,497,484
Oil & Gas – Field Services: 2.9%
48,080	Helix Energy Solutions Group, Inc.*	1,995,320

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 97.4% Continued	Value
Oil/Integrated: 60.8%
199,285	BP PLC*	$2,435,306
28,726	Chevron Corporation	2,680,997
31,328	Conoco Phillips	2,766,262
66,300	Eni SPA	2,419,706
29,000	Exxon Mobil Corporation	2,717,010
32,243	Hess Corporation	3,252,029
48,107	Imperial Oil, Ltd.	2,662,348
43,608	Occidental Petroleum Corporation	3,357,380
29,133	OMV AG	2,351,735
44,630	Petro-Canada	2,407,972
40,030	Petroleo Brasileiro SA - ADR	3,851,687
64,271	Royal Dutch Shell PLC	2,709,439
53,447	Sasol, Ltd.	2,648,484
79,700	Statoil ASA	2,458,806
11,399	Suncor Energy, Inc.	1,246,331
29,500	Total SA	2,442,610
		42,408,102
	Total Common Stocks (cost $47,148,369)	67,828,952
	Total Investments in Securities (cost $47,148,369): 97.4%	67,828,952
	Other Assets less Liabilities: 2.6%	1,876,185
	Net Assets: 100.0%	$69,705,137

*  Non-income producing security.

ADR  American Depository Receipt

The accompanying notes are an integral part of these financial statements.

GLOBAL INNOVATORS FUND

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	1 Year	3 Years	5 Years	Since Inception December 15, 1998
Fund	21.17%	17.18%	19.39%	7.08%
Benchmark Indices (see page 46):
S&P 500	5.49%	8.61%	12.81%	2.69%
NASDAQ	10.65%	7.65%	15.46%	3.20%

The Fund's gross expense ratio is 1.64% per the Prospectus dated April 30, 2007. Guinness Atkinson Asset Management has contractually agreed to waive a portion of its advisory fees so that the Fund's ratio of expenses to average daily net assets will not exceed 1.55% through at least June 30, 2008. To the extent that the Advisor waives fees it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com, or calling (800) 916-6566.

The Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect the 2% redemption fee on shares held less than 30 days. Total returns for prior period reflect a fee waiver in effect and in the absence of this waiver; the total returns would be lower.

The Global Innovators Fund over the course of 2007 produced a total return of 21.17%. This compared favourably to the total return of the broader market which as measured by the S&P 500 was 5.49% and as measured by the NASDAQ was 10.65%.

This table sets out the comparative returns in discrete years since inception:

	2007	2006	2005	2004	2003	2002	2001	2000	1999
Fund	21.17%	18.76%	11.82%	10.89%	35.97%	-31.13%	-29.05%	-16.78%	68.68%
Benchmark Indices (see page 46):
S&P 500	5.49%	15.79%	4.91%	10.87%	28.67%	-22.09%	-11.88%	-9.10%	21.04%
Fund	above	above	above	above	above	below	below	below	above
NASDAQ	10.65%	10.39%	2.12%	9.15%	50.77%	-31.23%	-20.8%	-39.18%	86.12%
Fund	above	above	above	above	below	above	below	above	below

For the fourth year running the fund has out performed both the S&P 500 and the NASDAQ whereas in the five previous years the fund normally turned in a performance between that of the S&P 500 and the NASDAQ.

2.  Portfolio Construction and Activity

In February we sold our position in Nucor and took a profit after the stock had a steady run over the previous 12 months. In March Wired Magazine published the 2007 Wired 40. New stocks entering the list were Nintendo, Baidu, Level 3, Garmin, NTT DoCoMo, Intercontinental Exchange, Disney, Boeing and Corning.

At the end of April we took a position in Garmin. In early May we sold our position in Pfizer and later that month we took a position in Netflix.

Dealing in the second half of the year was limited to dealing on flows and rebalancing the portfolio.

GLOBAL INNOVATORS FUND

Successful stocks over the year were Amazon (up 135%), Lenovo (up 122%), Nokia (up 89%), Schlumberger (up 56%), Nvidia (up 38%). Our worst performing stock was Citigroup (down 47%).

The sector allocations for the last six years are shown below:

Sector	Dec 31 2007	Dec 29 2006	Dec 31 2005	Dec 31 2004	Dec 31 2003	Dec 31 2002	2007 vs 2006
I T Hardware	20.7	14.5	21.2	16.8	15.9	11.8	++
Telecommunications	15.9	17.0	14.2	14.4	17.8	15.3	—
Financial	13.7	11.5	7.8	10.0	13.3	13.2	+
I T Software	12.7	12.1	13.4	14.8	13.3	13.6	=
I T Internet	11.1	10.4	0.0	0.0	3.5	9.2	=
Retail	7.5	7.1	7.8	4.0	3.5	3.9	=
Energy	7.3	7.0	3.9	—	—	—	=
Media/Entertainment	4.3	7.5	12.8	15.1	12.3	12.5	—
Consumer	3.6	4.1	4.1	7.9	3.7	2.9	=
Basic Materials	3.2	7.0	8.3	10.0	2.9	2.5	+
Services	—	—	4.3	5.5	7.8	11.0	=
Healthcare	—	1.8	2.2	1.0	4.9	4.3	—
	100	100	100	99.5	98.9	100.3

Note: = means change less than 1%; — or ++ means change over 5%.

At the end of the year the portfolio had 30 holdings.

3.  Outlook & Strategy

The PER of the fund at the year end was 19.2X (2007) compared with the S&P 500's PER of 19.1X. Earnings of the Funds stocks are, however, projected to grow by 20% in 2008 bringing the PER (2007) down to 15.8X. In addition according to our Holt discounted cashflow metric, the funds holdings were on average undervalued against the market by some 28% (22% upside). Our objective continues to be to out perform both the S&P 500 index and the NASDAQ index.

To achieve this we continue to seek attractive investment opportunities among companies that have once been in the Wired Index and thus that exhibit New Economy characteristics. Our multi-factor screening process forms the basis of our investment approach. These four criteria are: (a) value, meaning a disciplined quantitative methodology used to rank all companies on similar basis projecting their internal cash flows using consensus forecast and historic trend data and applying a common overall market determined discount rate to imply fair value and compare this to actual price); (b) business quality (quantitatively ranking companies for the attractiveness of their return on capital metrics); (c) improving results (1 and 3 month earnings estimates revisions); and (d) good recent market price performance (looking particularly for above trend momentum and rising volatility). This screening approach is supported by appropriate due diligence both on the quality of the quantitative inputs to the screening process, and of a more traditional form. Also top down "thematic" judgements will be used in the process of evaluating potential Fund purchases and a regular sell discipline involving review of large movers in the portfolio is also employed.

We hope that over the months and years to come investors will find their faith in our fund management approach and the prospects for this Fund with its focus on the future in particular.

Tim Guinness  February 2008

GLOBAL INNOVATORS FUND

The Funds invest in foreign securities which will involve political, economic and currency risks, greater volatility, and differences in accounting methods. The Funds are non-diversified meaning their assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Funds are more exposed to individual stock volatility than diversified funds. The Funds invest in smaller companies, which will involve additional risks such as limited liquidity and greater volatility.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The NASDAQ Composite Index is a market capitalization weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange. These indices are unmanaged, not available for investment and do not incur expenses.

PER – Price to Earnings ratio is calculated by dividing current price of the stock by the company's trailing months' earnings per share. Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pre-tax income.

Please refer to the Schedule of Investments for details on fund holdings.

The information provided herein represents the opinion of Guinness Atkinson Management for the period stated and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. Opinions, fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

GLOBAL INNOVATORS FUND

Growth of $10,000

  Average Annual Total Return
  Periods Ended December 31, 2007

One Year	Five Years	Since Inception (12/15/98)
21.17%	19.39%	7.08%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. The Fund imposes a 2% redemption fee on shares held less than 30 days.

The Standard & Poor's 500 Index is an unmanaged index which is widelyregarded as the standard for measuring large cap U.S. Stock marketperformance. The NASDAQ Composite Index is a market capitalization weightedindex that is designed to represent the performance of the National MarketSystem which includes over 5,000 stocks traded only over-the-counter and not onan exchange. The indices referenced in this chart are not available for investmentand do not incur expenses.

FUND HIGHLIGHTS at December 31, 2007
GUINNESS ATKINSON GLOBAL INNOVATORS FUND

# of Holdings in Portfolio:	30
Portfolio Turnover:	25.5%
% of Stocks in Top 10:	39.1%
Fund Managers:
Timothy W.N. Guinness
Edmund Harriss
Top 10 Holdings (% of net assets)
Sony Corp	4.3%
NetFlix Inc	4.2%
State Street Corp	4.0%
Oracle Corp	3.9%
TD Ameritrade Holding Corp	3.9%
Costco Wholesale Corp	3.8%
Samsung Electronics	3.8%
Nokia OYJ	3.8%
Taiwan Semiconductor Manufacturing Co Ltd	3.7%
Amazon.Com Inc	3.7%
Country Breakdown (% of net assets)
United States	62.4%
Japan	7.9%
Britain	5.5%
South Korea	3.8%
Finland	3.8%
Taiwan	3.7%
United Kingdom	3.6%
Mexico	3.2%
Cayman Islands	3.0%
Israel	3.0%
Sector Breakdown (% of Investments)
E-Commerce/Products	14.8%
Prepackaged Software	12.7%
Commerical Banks	10.4%
Semiconductors	10.2%
Oil & Gas Producers	7.3%
Electronics	6.9%
Telecommunications	4.9%
Audio/Video Products	4.3%
Variety Store	3.8%
Telecommunication Equip	3.8%
Aerospace/Defense	3.7%
Auto Manufacturers	3.6%
Computers	3.5%
Telecommunication Services	3.5%
Multi-line Insurance	3.4%
Ready-Mixed Concrete	3.2%

SCHEDULE OF INVESTMENTS IN SECURITIES
at December 31, 2007

GUINNESS ATKINSON GLOBAL INNOVATORS FUND

Shares	COMMON STOCKS: 99.9%	Value
Aerospace/Defense: 3.7%
25,450	L-3 Communications Holdings, Inc.	$2,696,173
Auto Manufacturers: 3.6%
40,170	Honda Motor Company - ADR	1,331,234
12,290	Toyota Motor Corporation - ADR	1,304,829
		2,636,063
Commerical Banks: 10.4%
61,820	Citigroup, Inc.	1,819,981
35,614	State Street Corporation	2,891,857
141,160	TD Ameritrade Holding Corporation*	2,831,670
		7,543,508
Communications Equipment: 3.8%
71,292	Nokia Corporation - ADR	2,736,900
Computers: 3.6%
2,916,000	Lenovo Group, Ltd.	2,621,535
E-Commerce/Products: 14.8%
29,110	Amazon.Com, Inc.*	2,696,750
72,570	eBay, Inc.*	2,408,598
137,900	Infospace, Inc.	2,592,520
114,790	NetFlix, Inc.*	3,055,710
		10,753,578
Electronics: 6.9%
23,230	Garmin, Ltd.	2,253,310
9,390	Samsung Electronics Co., Ltd. - GDR	2,748,923
		5,002,233
Multi-line Insurance: 3.3%
41,885	American International Group, Inc.	2,441,896
Oil & Gas Producers: 7.3%
35,810	BP PLC - ADR	2,620,218
27,200	Schlumberger, Ltd.	2,675,664
		5,295,882
Prepackaged Software: 12.7%
99,800	Check Point Software Technologies, Ltd.*	2,191,607
43,358	Microsoft Corporation	1,543,545
126,310	Oracle Corporation*	2,852,080
149,250	Parametric Technology Corporation*	2,664,113
		9,251,345
Radio & TV Communications Equipment: 4.3%
57,758	Sony Corporation - ADR	3,136,259

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON GLOBAL INNOVATORS FUND

Shares	COMMON STOCKS: 99.9% Continued	Value
Ready-Mixed Concrete: 3.1%
88,878	Cemex SA de CV - ADR*	$2,297,496
Semiconductors: 10.2%
130,250	Applied Materials, Inc.	2,313,240
70,055	Nvidia Corporation	2,383,271
272,518	Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	2,714,279
		7,410,790
Telecommunications: 8.4%
706,725	Cable & Wireless PLC*	2,616,661
312,700	Qwest Communications International, Inc.*	2,192,027
36,185	Vodafone Group PLC - ADR	1,350,424
		6,159,112
Variety Store: 3.8%
39,830	Costco Wholesale Corporation	2,778,541
	Total Common Stocks (cost $59,460,941)	72,761,311
	Total Investments in Securities (cost $59,460,941): 99.9%	72,761,311
	Other Assets less Liabilities: 0.1%	72,186
	Net Assets: 100.0%	$72,833,497

*  Non-income producing security.

ADR  American Depository Receipt

GDR  Global Depository Receipt

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
at December 31, 2007

	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Fund
Assets
Investments in securities, at cost	$139,347,403	$55,927,216	$31,200,972
Investments in securities, at value	$156,584,656	$78,419,356	$32,016,888
Cash	3,507,073	946,744	—
Cash denominated in foreign currency (cost of $504,952, $20,097, $532,977 respectively)	488,665	20,087	531,453
Receivables:
Securities sold	—	—	526,506
Fund shares sold	2,902,061	81,800	65,519
Dividends and interest	111,390	43,711	21,785
Tax Reclaim	4,188	—	—
Prepaid expenses	16,772	7,163	22,841
Total assets	163,614,805	79,518,861	33,184,992
Liabilities
Payables:
Loans	—	—	1,233,552
Securities purchased	1,450,325	782,835	—
Fund shares redeemed	155,675	342,825	89,477
Due to advisor	129,382	67,375	14,987
Accrued administration expense	10,671	7,570	1,699
Accrued shareholder servicing plan fees	9,448	16,751	6,314
Other accrued expenses	132,664	86,962	84,166
Deferred trustees' compensation	5,931	40,639	3,918
Total liabilities	1,894,096	1,344,957	1,434,113
Net Assets	$161,720,709	$78,173,904	$31,750,879
Number of shares issued and outstanding (unlimited shares authorized no par value)	9,950,673	3,263,319	1,895,626
Net asset value per share	$16.25	$23.96	$16.75
Components of Net Assets
Paid-in capital	$143,510,798	$59,805,817	$30,319,133
Accumulated net investment income (loss)	42,436	(40,639)	78,532
Accumulated net realized gain (loss) on investments and foreign currency	934,240	(4,083,612)	538,014
Net unrealized appreciation (depreciation) on:
Investments	17,237,253	22,492,140	815,916
Foreign Currency	(4,018)	198	(716)
Net Assets	$161,720,709	$78,173,904	$31,750,879

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
at December 31, 2007

	China & Hong Kong Fund	Global Energy Fund	Global Innovators Fund
Assets
Investments in securities, at cost	$166,021,148	$47,148,369	$59,460,941
Investments in securities, at value	$291,805,864	$67,828,952	$72,761,311
Cash	1,570,435	1,995,226	—
Receivables:
Fund shares sold	1,280,186	316,104	383,584
Dividends and interest	149,336	73,505	74,663
Tax Reclaim	—	10,867	5,688
Prepaid expenses	13,112	8,462	9,673
Total assets	294,818,933	70,233,116	73,234,919
Liabilities
Payables:
Loans	—	—	39,858
Fund shares redeemed	1,161,579	377,225	178,239
Due to advisor	255,333	42,957	46,572
Accrued administration expense	10,700	2,585	2,862
Accrued shareholder servicing plan fees	24,105	9,858	7,103
Other accrued expenses	124,893	80,486	66,501
Deferred trustees' compensation	77,855	14,868	60,287
Total liabilities	1,654,465	527,979	401,422
Net Assets	$293,164,468	$69,705,137	$72,833,497
Number of shares issued and outstanding (unlimited shares authorized no par value)	6,815,244	2,187,788	3,359,042
Net asset value per share	$43.02	$31.86	$21.68
Components of Net Assets
Paid-in capital	$167,155,538	$48,749,157	$107,445,202
Accumulated net investment income (loss)	963,233	(520,676)	(60,292)
Accumulated net realized gain (loss) on investments and foreign currency	(739,039)	795,351	(47,850,588)
Net unrealized appreciation on:
Investments	125,784,716	20,680,583	13,300,370
Foreign Currency	20	722	(1,195)
Net Assets	$293,164,468	$69,705,137	$72,833,497

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS
For the year ended December 31, 2007

	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Fund
Investment Income
Income
Dividends*	$557,760	$1,935,778	$800,114
Interest	116,258	19,933	16,935
Total income	674,018	1,955,711	817,049
Expenses
Advisory fees (Note 3)	904,488	644,632	192,972
Administration fees (Note 3)	88,255	66,263	20,098
Transfer agent fees	57,967	64,140	20,132
Custody fees	63,177	37,297	40,808
Fund accounting fees	24,642	37,509	22,143
Audit fees	15,257	20,414	15,576
Legal fees	21,915	18,757	4,321
Organization costs (Note 2)	1,561	—	1,444
Trustees' fees	10,247	7,690	7,000
Shareholder servicing plan fees (Note 4)	151,941	102,295	37,474
Reports to shareholders	29,607	21,834	6,730
Registration expense	28,220	19,049	19,703
Interest expense	18,504	39,453	10,634
Insurance expense	1,625	4,137	91
Miscellaneous	12,550	8,539	3,653
Total expenses	1,429,956	1,092,009	402,779
Plus: Expenses recouped (Note 3)	57,011	—	—
Less: Fees waived and expenses absorbed (Note 3)	—	—	(20,695)
Net expenses	1,486,967	1,092,009	382,084
Net investment income (loss)	(812,949)	863,702	434,965
Realized and unrealized gain (loss) on investments and foreign currency
Net realized gain (loss) on:
Investments	2,352,743	8,274,586	777,197
Foreign currency	920,540	(30,987)	139,291
Change in unrealized appreciation (depreciation) on:
Investments	18,766,312	13,042,718	735,506
Foreign currency	(4,023)	(1,889)	(704)
Net realized and unrealized gain on investments and foreign currency	22,035,572	21,284,428	1,651,290
Net increase in net assets resulting from operations	$21,222,623	$22,148,130	$2,086,255

* Net of foreign tax withheld of $93,074 for Alternative Energy Fund, $212,884 for Asia Focus Fund and $99,980 for the Asia Pacific Dividend Fund.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS
For the year ended December 31, 2007

	China & Hong Kong Fund	Global Energy Fund	Global Innovators Fund
Investment Income
Income
Dividends*	$5,340,238	$938,607	$1,041,005
Interest	114,593	26,844	47,515
Total income	5,454,831	965,451	1,088,520
Expenses
Advisory fees (Note 3)	2,088,567	454,815	422,756
Administration fees (Note 3)	152,513	30,321	28,166
Transfer agent fees	127,854	73,228	85,330
Custody fees	75,183	24,444	11,688
Fund accounting fees	58,401	32,412	30,446
Audit fees	21,015	21,881	21,062
Legal fees	59,444	18,363	16,027
Trustees' fees	23,180	9,723	11,068
Shareholder servicing plan fees (Note 4)	285,773	70,801	86,906
Reports to shareholders	44,409	28,024	32,194
Registration expense	23,623	22,880	18,780
Interest expense	4,233	10,614	1,738
Insurance expense	12,216	6,226	3,561
Miscellaneous	29,792	10,957	7,458
Total expenses	3,006,203	814,689	777,180
Plus: Expenses recouped (Note 3)	—	14,993	32,946
Net expenses	3,006,203	829,682	810,126
Net investment income	2,448,628	135,769	278,394
Realized and unrealized gain (loss) on investments and foreign currency
Net realized gain on:
Investments	2,808,325	6,392,252	4,108,317
Foreign currency	182,369	60,032	8,501
Change in unrealized appreciation (depreciation) on:
Investments	86,040,030	12,166,558	4,982,062
Foreign currency	15	2,303	(1,575)
Net realized and unrealized gain on investments and foreign currency	89,030,739	18,621,145	9,097,305
Net increase in net assets resulting from operations	$91,479,367	$18,756,914	$9,375,699

*  Net of foreign tax withheld of $0 for China & Hong Kong Fund, $71,324 for Global Energy Fund and $22,552 for the Global Innovators Fund.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Alternative Energy Fund		Asia Focus Fund		Asia Pacific Dividend Fund
	Year Ended December 31, 2007	March 31, 2006(1) Through December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	March 31, 2006(1) Through December 31, 2006
Increase (decrease) in net assets from:
Operations
Net investment income (loss)	$(812,949)	$(144,759)	$863,702	$719,391	$434,965	$17,309
Net realized gain (loss) on:
Investments	2,352,743	(286,525)	8,274,586	14,472,198	777,197	(22,544)
Foreign currency	920,540	(49,988)	(30,987)	3,852	139,291	(3,282)
Change in net unrealized appreciation (depreciation) on:
Investments	18,766,312	(1,529,059)	13,042,718	(3,158,169)	735,506	80,409
Foreign currency	(4,023)	5	(1,889)	(843)	(704)	(11)
Net increase (decrease) in net assets resulting from operations	21,222,623	(2,010,326)	22,148,130	12,036,429	2,086,255	71,881
Distributions to shareholders
From net investment income	—	—	(894,936)	(710,741)	(494,606)	(15,132)
From net realized gain	(1,131,978)	—	—	—	(216,639)	—
Decrease in net assets from distributions	(1,131,978)	—	(894,936)	(710,741)	(711,245)	(15,132)
Capital share transactions
Proceeds from shares sold	185,753,545	24,624,826	31,189,339	26,349,696	43,895,733	1,608,465
Proceeds from shares reinvested	1,075,744	—	859,849	685,617	684,173	14,632
Cost of shares redeemed	(60,941,763)	(6,968,508)	(24,458,520)	(25,714,104)	(15,360,574)	(542,943)
Redemption fee proceeds (Note 3)	78,806	17,740	50,104	105,032	18,599	1,035
Net increase from capital share transactions	125,966,332	17,674,058	7,640,772	1,426,241	29,237,931	1,081,189
Total increase in net assets	146,056,977	15,663,732	28,893,966	12,751,929	30,612,941	1,137,938
Net assets
Beginning of period	15,663,732	—	49,279,938	36,528,009	1,137,938	—
End of period	$161,720,709	$15,663,732	$78,173,904	$49,279,938	$31,750,879	$1,137,938
Accumulated net investment income (loss)	$42,436	$(57,143)	$(40,639)	$(3,938)	$78,532	$(632)
Capital share activity
Shares sold	12,704,799	1,988,420	1,417,514	1,883,119	2,685,639	128,257
Shares issued on reinvestment	65,755	—	35,933	43,726	39,758	1,237
Shares redeemed	(4,185,381)	(622,920)	(1,158,267)	(1,908,625)	(913,663)	(45,602)
Net increase (decrease) in shares outstanding	8,585,173	1,365,500	295,180	18,220	1,811,734	83,892

(1)  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	China & Hong Kong Fund		Global Energy Fund		Global Innovators Fund
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Increase (decrease) in net assets from:
Operations
Net investment income	$2,448,628	$2,464,238	$135,769	$37,107	$278,394	$32,253
Net realized gain (loss) on:
Investments	2,808,325	39,656,354	6,392,252	5,090,808	4,108,317	4,513,701
Foreign currency	182,369	(6,011)	60,032	(97,532)	8,501	(1,863)
Change in net unrealized appreciation (depreciation) on:
Investments	86,040,030	(701,396)	12,166,558	1,659,735	4,982,062	1,768,758
Foreign currency	15	123	2,303	2,087	(1,575)	380
Net increase in net assets resulting from operations	91,479,367	41,413,308	18,756,914	6,692,205	9,375,699	6,313,229
Distributions to shareholders
From net investment income	(3,968,807)	(53,575)	(542,776)	(525,608)	(358,091)	—
From net realized gain	(656,957)	—	(5,950,827)	(3,372,424)	—	—
Decrease in net assets from distributions	(4,625,764)	(53,575)	(6,493,603)	(3,898,032)	(358,091)	—
Capital share transactions
Proceeds from shares sold	159,552,350	16,755,268	23,259,657	57,559,663	39,986,701	4,754,293
Proceeds from shares reinvested	4,527,640	52,062	5,934,815	3,620,028	351,067	—
Cost of shares redeemed	(101,013,368)	(26,229,433)	(36,752,697)	(97,775,898)	(15,862,301)	(8,112,735)
Redemption fee proceeds (Note 3)	265,565	14,361	9,590	53,811	18,497	534
Net increase (decrease) from capital share transactions	63,332,187	(9,407,742)	(7,548,635)	(36,542,396)	24,493,964	(3,357,908)
Total increase (decrease) in net assets	150,185,790	31,951,991	4,714,676	(33,748,223)	33,511,572	2,955,321
Net assets
Beginning of year	142,978,678	111,026,687	64,990,461	98,738,684	39,321,925	36,366,604
End of year	$293,164,468	$142,978,678	$69,705,137	$64,990,461	$72,833,497	$39,321,925
Accumulated net investment income (loss)	$963,233	$2,301,043	$(520,676)	$(535,545)	$(60,292)	$(65)
Capital share activity
Shares sold	3,900,290	753,713	779,723	2,129,926	1,926,899	277,904
Shares issued on reinvestment	105,835	2,122	184,253	137,181	16,059	—
Shares redeemed	(2,590,549)	(1,208,738)	(1,320,513)	(3,733,778)	(770,897)	(493,563)
Net increase (decrease) in shares outstanding	1,415,576	(452,903)	(356,537)	(1,466,671)	1,172,061	(215,659)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

Alternative Energy Fund	Year Ended December 31, 2007	March 31, 2006(1) Through December 31, 2006
Net asset value, beginning of period	$11.47	$12.50
Income from investment operations:
Net investment loss	(0.05)	(0.11)
Net realized and unrealized gain (loss) on investments and foreign currency	4.93	(0.93)
Total from investment operations	4.88	(1.04)
Less distributions:
From net realized gain	(0.11)	—
Total distributions	(0.11)	—
Redemption fee proceeds	0.01	0.01
Net asset value, end of period	$16.25	$11.47
Total return	42.68%	(8.24	)%(2)
Ratios/supplemental data:
Net assets, end of period (millions)	$161.7	$15.7
Ratio of expenses to average net assets:
Before fees waived	1.64%	2.60	%(3)
After fees waived	1.64%	1.98	%(3)
Ratio of net investment loss to average net assets:
Before fees waived	(0.90)%	(2.18	)%(3)
After fees waived	(0.90)%	(1.56	)%(3)
Portfolio turnover rate	47.41%	21.71	%(2)

(1)  Commencement of Operations.

(2)  Not annualized.

(3)  Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year

	Year Ended December 31,
Asia Focus Fund	2007	2006	2005	2004	2003
Net asset value, beginning of year	$16.60	$12.38	$10.40	$9.51	$5.80
Income from investment operations:
Net investment income	0.27	0.24	0.16	0.06	0.06
Net realized and unrealized gain on investments and foreign currency	7.35	4.18	2.00	0.89	3.61
Total from investment operations	7.62	4.42	2.16	0.95	3.67
Less distributions:
From net investment income	(0.28)	(0.24)	(0.18)	(0.06)	—
Total distributions	(0.28)	(0.24)	(0.18)	(0.06)	—
Redemption fee proceeds	0.02	0.04	— (1)	— (1)	0.04
Net asset value, end of year	$23.96	$16.60	$12.38	$10.40	$9.51
Total return	46.00%	36.15%	20.83%	10.01%	63.97%
Ratios/supplemental data:
Net assets, end of year (millions)	$78.2	$49.3	$36.5	$30.6	$36.2
Ratio of expenses to average net assets:
Before fees waived	1.69%	1.84%	1.87%	2.04%	2.16%
After fees waived	1.69%	1.84%	1.87%	1.98%	1.95%
Ratio of net investment income to average net assets:
Before fees waived	1.34%	1.48%	1.41%	0.51%	0.75%
After fees waived	1.34%	1.48%	1.41%	0.57%	0.96%
Portfolio turnover rate	31.17%	95.68%	18.25%	32.41%	114.90%

(1)  Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

Asia Pacific Dividend Fund	Year Ended December 31, 2007	March 31, 2006(1) Through December 31, 2006
Net asset value, beginning of period	$13.56	$12.50
Income from investment operations:
Net investment income	0.24	0.25
Net realized and unrealized gain on investments and foreign currency	3.32	1.03
Total from investment operations	3.56	1.28
Less distributions:
From net investment income	(0.27)	(0.23)
From net realized gain	(0.11)
Total distributions	(0.38)	(0.23)
Redemption fee proceeds	0.01	0.01
Net asset value, end of period	$16.75	$13.56
Total return	26.30%	10.59	%(2)
Ratios/supplemental data:
Net assets, end of period (millions)	$31.8	$1.1
Ratio of expenses to average net assets:
Before fees waived	2.09%	17.86	%(3)
After fees waived	1.98%	1.98	%(3)
Ratio of net investment income (loss) to average net assets:
Before fees waived	2.14%	(13.02	)%(3)
After fees waived	2.25%	2.86	%(3)
Portfolio turnover rate	40.38%	34.12	%(2)

(1)  Commencement of Operations.

(2)  Not annualized.

(3)  Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year

	Year Ended December 31,
China & Hong Kong Fund	2007	2006	2005	2004	2003
Net asset value, beginning of year	$26.48	$18.97	$18.57	$16.81	$10.17
Income from investment operations:
Net investment income	0.28	0.43	0.37	0.25	0.20
Net realized and unrealized gain on investments and foreign currency	16.91	7.09	0.86	1.78	6.44
Total from investment operations	17.19	7.52	1.23	2.03	6.64
Less distributions:
From net investment income	(0.59)	(0.01)	(0.83)	(0.27)	—
From net realized gain	(0.10)	—	—	—	—
Total distributions	(0.69)	(0.01)	(0.83)	(0.27)	—
Redemption fee proceeds	0.04	— (1)	— (1)	— (1)	— (1)
Net asset value, end of year	$43.02	$26.48	$18.97	$18.57	$16.81
Total return	65.06%	39.65%	6.61%	12.16%	65.29%
Ratios/supplemental data:
Net assets, end of year (millions)	$293.2	$143.0	$111.0	$112.3	$116.5
Ratio of expenses to average net assets	1.44%	1.59%	1.63%	1.67%	1.81%
Ratio of net investment income to average net assets	1.17%	2.01%	1.74%	1.26%	2.01%
Portfolio turnover rate	10.00%	64.81%	12.51%	15.37%	28.57%

(1)  Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	Year Ended December 31,			June 30, 2004(1) Through
Global Energy Fund	2007	2006	2005	December 31, 2004
Net asset value, beginning of period	$25.54	$24.62	$15.25	$12.50
Income from investment operations:
Net investment income (loss)	0.05	0.01	(0.02)	—	(2)
Net realized and unrealized gain on investments and foreign currency	9.50	2.44	9.75	2.70
Total from investment operations	9.55	2.45	9.73	2.70
Less distributions:
From net investment income	(0.27)	(0.21)	—	—
From net realized gain	(2.96)	(1.34)	(0.39)	—
Total distributions	(3.23)	(1.55)	(0.39)	—
Redemption fee proceeds	—	0.02	0.03	0.05
Net asset value, end of period	$31.86	$25.54	$24.62	$15.25
Total return	37.25%	9.85%	63.92%	22.00	%(3)
Ratios/supplemental data:
Net assets, end of period (millions)	$69.7	$65.0	$98.7	$1.6
Ratio of expenses to average net assets:
Before fees waived	1.37%	1.45%	1.50%	17.36	%(4)
After fees waived	1.37%	1.45%	1.45%	1.45	%(4)
Ratio of net investment income (loss) to average net assets:
Before fees waived	0.22%	0.04%	(0.24)%	(15.84	)%(4)
After fees waived	0.22%	0.04%	(0.19)%	0.07	%(4)
Portfolio turnover rate	31.13%	47.22%	89.24%	9.96	%(3)

(1)  Commencement of Operations.

(2)  Amount represents less than $0.01 per share.

(3)  Not annualized.

(4)  Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year

	Year Ended December 31,
Global Innovators Fund	2007	2006	2005		2004		2003
Net asset value, beginning of year	$17.98	$15.14	$13.54		$12.21		$8.98
Income from investment operations:
Net investment income (loss)	0.08	0.01	(0.05)		(0.02)		(0.08)
Net realized and unrealized gain (loss) on investments	3.72	2.83	1.65		1.35		3.31
Total from investment operations	3.80	2.84	1.60		1.33		3.23
Less distributions:
From net investment income	(0.11)	—	—		—		—
Total distributions	(0.11)	—	—		—		—
Redemption fee proceeds	0.01	— (1)	—	(1)	—	(1)	—	(1)
Net asset value, end of year	$21.68	$17.98	$15.14		$13.54		$12.21
Total return	21.17%	18.76%	11.82	%(2)	10.89%		35.97%
Ratios/supplemental data:
Net assets, end of year (millions)	$72.8	$39.3	$36.4		$42.1		$49.8
Ratio of expenses to average net assets:
Before fees waived	1.44%	1.64%	1.66%		1.68%		1.76%
After fees waived	1.44%	1.55%	1.66	%(2)	1.68	%(2)	1.56	%(2)
Ratio of net investment income (loss) to average net assets:
Before fees waived	0.49%	(0.00)%	(0.32)%		(0.17)%		(0.90)%
After fees waived	0.49%	0.09%	(0.32)%		(0.17)%		(0.70)%
Portfolio turnover rate	25.54%	36.53%	27.75%		50.57%		0.00%

(1)  Amount represents less than $0 .01 per share.

(2)  The Fund's total operating expense was limited at 1.88% from 4/23/03 to 10/31/05. It was limited to 1.35% prior to 4/26/03.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS - December 31, 2007

Note 1

Organization

Guinness Atkinson Funds (the "Trust"), was organized on April 28, 1997 as a Delaware business trust and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, open-end management investment company. Currently, the Trust offers six separate series: Guinness Atkinson Alternative Energy Fund (the "Alternative Energy Fund"), Guinness Atkinson Asia Focus Fund (the "Asia Focus Fund"), Guinness Atkinson Asia Pacific Dividend Fund (the "Asia Pacific Dividend Fund"), Guinness Atkinson China & Hong Kong Fund (the "China & Hong Kong Fund"), Guinness Atkinson Global Energy Fund (the "Global Energy Fund") and Guinness Atkinson Global Innovators Fund (the "Global Innovators Fund"), all of which (each a "Fund" and collectively, the "Funds") are covered by this report. The China & Hong Kong Fund began operations on June 30, 1994, the Asia Focus Fund began operations on April 29, 1996, the Global Innovators Fund began operations on December 15, 1998, the Global Energy Fund began operations on June 30, 2004 and the Alternative Energy Fund and the Asia Pacific Dividend Fund began operations on March 31, 2006.

The Alternative Energy Fund and Asia Focus Fund's investment objective is long-term capital appreciation. The Asia Pacific Dividend Fund's investment objective is to provide investors with dividend income and long-term capital growth. The China & Hong Kong Fund's investment objective is long-term capital appreciation primarily through investments in securities of China and Hong Kong. The Global Energy Fund and Global Innovators Fund's investment objective is long-term capital appreciation.

Note 2

Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.  Security Valuation. Securities of the Funds that are traded on a principal exchange (U.S. or foreign) or NASDAQ are valued at the official closing price on each day that the exchanges are open for trading. Securities traded on an exchange for which there have been no sales, and other over-the-counter securities are valued at the mean between the bid and asked prices. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Investment Advisor in accordance with procedures established by the Board of Trustees. In determining fair value, the Funds take into account all relevant factors and available information. Consequently, the price of the security used to calculate its Net Asset Value may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security's fair value. As a result, different mutual funds could reasonably arrive at different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine. Short-term investments are stated at cost, combined with accrued interest, which approximates market value. Realized gains and losses from securities transactions are calculated using the identified cost method.

  Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds do not isolate that portion of the results of operations resulting from changes in the currency exchange rate from the fluctuations resulting from changes in the market prices of investments.

  Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are shown as net realized gains or losses on foreign currency transactions in the respective Fund's statement of operations.

B.  Forward Foreign Currency Exchange Contracts. The Funds may utilize forward foreign currency exchange contracts ("forward contracts") to hedge against foreign exchange fluctuations on foreign denominated investments under which they are obligated to exchange currencies at specific future dates and at specified rates. All commitments are "marked-to-market" daily and any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Funds record realized gains or losses at the time the forward contract is settled. Risks may arise upon entering these contracts from the potential inability of a counter party to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. Counterparties to these contracts are major U.S. financial institutions. Please refer to Note 6 for further information on Forward Contracts in each Fund.

C.  Restricted Securities. A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would typically bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds' Board of Trustees.

D.  Security Transactions, Dividend Income and Distributions. Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses from securities transactions are calculated using the identified cost method.

E.  Allocation of Expenses. Each Fund is charged for those expenses directly attributable to it. Expenses that are not directly attributable to a Fund are allocated among the Funds in proportion to their respective assets or another appropriate method.

F.  Concentration of Risk. The Alternative Energy Fund invests substantially in the alternative energy or energy technology sectors. The Asia Focus Fund invests substantially all of its assets in the Asian continent. The Asia Pacific Dividend Fund invests primarily in dividend-producing equity securities of Asia Pacific companies. The China & Hong Kong Fund invests substantially all of its assets in securities that are traded in China or Hong Kong or that are issued by companies that do a substantial part of their business in China. The Global Energy Fund invests substantially in energy companies; the changes in the prices and supplies of oil and other energy fuels may affect the Funds' investments. The consequences of political, social, or economic changes in the countries or business sectors in which the securities are offered or the issuers conduct their operations may affect the market prices of the Funds' investments and any income generated, as well as the Funds' ability to repatriate such amounts.

G.  Organization Costs. In accordance with Statement of Position 98-5, Reporting on the Costs of Start-Up Activities, organization costs for the Alternative Energy Fund and the Asia Pacific Dividend Fund, which commenced operations on March 31, 2006, were expensed as incurred. Offering costs are deferred and amortized over twelve months on a straight-line basis.

H.  Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

I.  Reclassifications. Accounting principals generally accepted in the United States require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2007, permanent differences in book and tax accounting have been reclassified to paid-in capital, undistributed net investment income/(loss) and accumulated realized gain(loss) as follows:

	Increase (Decrease)
	Paid in Capital	Undistributed Net Investment Income/(Loss)	Accumulated Gains or (Losses)
Alternative Energy Fund	8,012	912,528	(920,540)
Asia Focus Fund	(419,508)	(5,467)	424,975
Asia Pacific Dividend Fund	486	138,805	(139,291)
China & Hong Kong Fund	0	182,369	(182,369)
Global Energy Fund	0	421,876	(421,876)
Global Innovators Fund	(10,969)	19,470	(8,501)

  The permanent differences primarily relate to expired capital loss carryovers, lost operating losses, foreign currency reclasses and adjustments for the sale of PFICS.

J.  Indemnifications. Under the Funds' organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

K.  Federal Income Taxes. The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. On June 29, 2007, the Funds implemented the provision of FIN 48. Management of the Funds has reviewed the tax positions for each of the open tax years 2004 through 2007 and has determined that the implementation of FIN 48 did not have a material impact on the Funds' financial statements.

Note 3

Investment Advisory and Other Agreements

The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with Guinness Atkinson Asset Management, Inc. (the "Advisor"), which provided the Funds with investment management services under an investment advisory agreement. The Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the following annual rates based upon the average daily net assets of the Funds:

Alternative Energy Fund	1.00%
Asia Pacific Dividend Fund	1.00%
Asia Focus Fund	1.00%
China & Hong Kong Fund	1.00%
Global Energy Fund	0.75%
Global Innovators Fund	0.75%

The Funds are responsible for their own operating expenses. The Advisor has contractually agreed to limit the Funds' total operating expenses by reducing all or a portion of their fees and reimbursing the Funds' for expenses so that its ratio of expenses to average daily net assets will not exceed the following levels:

Alternative Energy Fund	1.98%
Asia Pacific Dividend Fund	1.98%
Asia Focus Fund	1.98%
China & Hong Kong Fund	1.98%
Global Energy Fund	1.45%
Global Innovators Fund	1.55%

To the extent that the Advisor waives fees and/or absorbs expenses it may seek repayment of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the applicable cap. For the year ended December 31, 2007, the Advisor waived fees and absorbed expenses of $8,020 from the Asia Pacific Dividend Fund. The Advisor recovered previously waived expenses of $57,011, $14,993 and $32,946 from the Alternative Energy Fund, Global Energy Fund and Global Innovators Fund respectively during the year ended December 2007.

At December 31, 2007 the Advisor may recapture a portion of the following amounts that has been paid and/or waived on behalf of the Funds no later than the dates as stated below:

Funds:	December 31, 2008	December 31, 2009	December 31, 2010	Total
Asia Pacific Dividend Fund	$—	$95,970	$7,946	$103,916

U.S. Bancorp Fund Services, LLC (the "Administrator") acts as the Funds' administrator under an administration agreement.

Quasar Distributors, LLC (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The Distributor is an affiliate of the Administrator.

State Street Bank & Trust is the Funds' Custodian and Fund Accounting Agent. U.S. Bancorp Fund Services, LLC is the Funds' Transfer agent.

On August 14, 1998, the Trust approved a Deferred Compensation Plan for Trustees (the "Plan"). Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (Phantom Share Account). This account accumulates the deferred fees earned, and the value of the account is adjusted at the end of each quarter to reflect the value that would have been earned if the account had been invested in designated investments. The Funds recognize as trustee expense amounts accrued as meetings are attended plus the change in value of the Phantom Share Account.

During the year ended December 31, 2007, the change in the value of the phantom share account included unrealized appreciation were as follows:

Alternative Energy Fund	$1,691
Asia Focus Fund	$9,994
Asia Pacific Dividend Fund	$936
China & Hong Kong Fund	$19,103
Global Energy Fund	$3,605
Global Innovators Fund	$14,897

Certain officers of the Funds are also officers and/or Directors of the Advisor, Administrator and another party providing the services of the Funds' Chief Compliance Officer ("CCO"). None of these officers are compensated directly by the Funds.

Note 4

Shareholder Servicing Plan

Each Fund has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.25% of its daily average net assets of shares service by shareholder servicing agents who provide administrative and support services to their customers.

During the year ended December 31, 2007, the following fees were paid to the shareholder servicing agents:

Alternative Energy Fund	$151,941
Asia Focus Fund	$102,295
Asia Pacific Dividend Fund	$37,474
China & Hong Kong Fund	$285,773
Global Energy Fund	$70,801
Global Innovators Fund	$86,906

Note 5

Investment Transactions

The following table presents purchases and sales of securities during the year ended December 31, 2007, excluding short-term investments, to indicate the volume of transactions in each Fund.

Fund	Purchases	Sales
Alternative Energy Fund	$161,723,569	$42,612,147
Asia Focus Fund	28,005,060	20,180,876
Asia Pacific Dividend Fund	36,828,307	7,567,462
China & Hong Kong Fund	84,331,524	20,837,847
Global Energy Fund	18,882,645	34,081,894
Global Innovators Fund	39,725,850	14,241,622

The Funds did not purchase U.S. Government securities as a part of the long-term investment strategy during the year ended December 31, 2007.

Note 6

Forward foreign currency contracts

In order to hedge their portfolio and to protect them against possible fluctuations in foreign exchange rates pending the settlement of securities transactions, the Funds may enter into forward currency contracts which obligate them to exchange currencies at specified future dates. At the maturity of a forward contract, the Funds may either make delivery of the foreign currency from currency held, if any, or from the proceeds of the portfolio securities sold. It may also terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The forward value of amounts due are netted against the forward value of the currency to be delivered, and the net amount is shown as a receivable or payable in the financial statements.

The Funds did not have any outstanding forward contracts as of December 31, 2007.

Note 7

Tax Matters

As of December 31, 2007, the tax basis of investments and the components of distributable earnings on a tax basis were as follows:

	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Fund	China & Hong Kong Fund	Global Energy Fund	Global Innovators Fund
Cost of investment for tax purposes	$139,727,837	$55,927,216	$31,200,972	$166,500,367	$48,163,693	$60,488,239
Gross tax unrealized appreciation	31,637,672	25,436,103	3,102,470	129,763,754	21,698,993	15,009,604
Gross tax unrealized (depreciation)	(14,780,853)	(2,943,963)	(2,286,554)	(4,458,257)	(2,033,734)	(2,736,532)
Net tax unrealized appreciation on investment	16,856,819	22,492,140	815,916	125,305,497	19,665,259	12,273,072
Net tax appreciation (depreciation) on derivatives and foreign-currency denominated assets and liabilities	(4,018)	198	(716)	20	722	(1,195)
Net tax unrealized appreciation**	$16,852,801	$22,492,338	$815,200	$125,305,517	$19,665,981	$12,271,877
Undistributed net ordinary income***	3,264,431	—	497,363	1,520,307	21,108	—
Undistributed Long-Term Capital Gains	—	—	130,652	476,714	1,283,759	—
Post October loss*	(1,893,944)	—	—	—	—	(6)
Capital loss carryforward	—	(3,649,326)	—	—	—	(45,425,805)
Capital loss carryforward limitation	—	(434,286)	—	(1,215,753)	—	(1,397,484)
Other accumulated gain/(loss)	(13,377)	(40,639)	(11,469)	(77,855)	(14,868)	(60,287)
Total accumulated gain/(loss)	$18,209,911	$18,368,087	$1,431,746	$126,008,930	$20,955,980	$(34,611,705)

*  Under the current tax law, capital and currency losses realized after October 31 and prior to the Fund's fiscal year end may be deferred as occurring on the first day of the following year.

**  The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primary to the tax deferral of losses on wash sales and passive foreign investment company (PFIC) mark to market adjustments.

***  The differences between book-basis and tax basis undistributed net ordinary income is attributed to deferred compensation.

Because tax adjustments are calculated annually, the above table reflects the components of distributable earning at the Fund's previous fiscal year end.

As of December 31, 2007, the following funds have capital loss carryforwards available to offset future realized capital gains:

Capital losses expiring in:	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Fund	China & Hong Kong Fund	Global Energy Fund	Global Innovators Fund
2009	$—	$3,445,559	$—	$—	$—	$13,717,026
2010	—	638,053	—	1,215,753	—	19,915,748
2011	—	—	—	—	—	8,376,172
2012	—	—	—	—	—	4,814,343
Total	$—	$4,083,612	$—	$1,215,753	$—	$46,823,289

For the Asia Focus Fund, $434,286 of capital loss carryover related to the acquistion of New Economy Fund on January 25, 2002 is remaining to be recognized over the next two years. This amount is subject to an annual limitation of $217,143 under tax rules.

For the China & Hong Kong Fund, $1,215,753 of capital loss carryover related to the acquisition of the Investec Mainland China Fund on April 23,2003 is remaining to be recognized over the next three years. This amount is subject to an annual limitation of $425,792 over the next two years and $364,169 on the third year under tax rules.

For the Global Innovators Fund, $1,397,484 of capital loss carryover related to the acquisition of the Investec Internet.com Fund and the Wireless World Fund on January 25, 2002 is remaining to be recognized over the next two years. The amount is subject to an annual limitation of $838,362 over the next year and $559,122 on the second year under tax rules.

Distributions to Shareholders

The tax character of distributions paid during 2007 and 2006 fiscal years are as follows:

	Alternative Energy Fund		Asia Focus Fund		Asia Pacific Dividend Fund		China & Hong Kong Fund		Global Energy Fund		Global Innovators Fund
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Distributions paid from:
Oridinary income	$1,131,978	$—	$894,936	$710,741	$548,060	$15,132	$3,968,807	$53,575	$1,211,643	$2,810,556	$358,091	$—
Long term capital gain	—	—	—	—	163,185	—	656,957	—	5,281,960	1,087,476	—	—
Return of capital	—	—	—	—	—	—	—	—	—	—	—	—
Total distributions paid	$1,131,978	$—	$894,936	$710,741	$711,245	$15,132	$4,625,764	$53,575	$6,493,603	$3,898,032	$358,091	$—

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended 12/31/07.

Note 8

Line of Credit

The Trust has a secured $5,000,000 line of credit with its custodian. Borrowings under this arrangement bear interest at the federal funds rate plus 0.75% per annum. As compensation for holding available the lending commitment, the Trust pays a 0.10% per annum fee on the unused portion of the commitment, which is allocated among the Funds based on their relative net assets. The fee is payable quarterly in arrears. The average interest rate charged and the average outstanding loan payable to State Street Bank for the year ended December 31, 2007 was as follows:

Fund	Average Interest Rate	Average Outstanding Loan Payable
Alternative Energy Fund	6.00%	$127,357
Asia Focus Fund	6.00%	$649,362
Asia Pacific Dividend Fund	6.00%	$176,828
China & Hong Kong Fund	6.00%	$67,906
Global Energy Fund	6.00%	$165,896
Global Innovators Fund	6.00%	$19,237

Note 9

Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board ("FASB") released Financial Accounting Standard Board Statement No. 157 Fair Value Measurements ("SFAS 157"). SFAS 157 establishes a fair valuation hierarchy to increase consistency and comparability in fair value measurements and related disclosures. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. Management of the Funds believes that the adoption of SFAS 157 will not have a material impact on the Funds' financial statements.

Additional Information (Unaudited)

Proxy Voting Procedures

The Advisor of the Funds votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board. You may obtain a description of these procedures, free of charge, by calling "toll-free" 1-800-915-6565. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

Proxy Voting Records

Information regarding how the advisor of the Funds voted proxies relating to portfolio securities during the latest 12-month period ended June 30 is available, without charge, by calling toll-free, 1-800-915-6565. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

Form N-Q Disclosure

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the Securities and Exchange Commission's website at http://www.sec.gov. The Funds' Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-915-6565.

Supplemental Tax Information (Unaudited)

For the Fiscal year ended December 31, 2007, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Alternative Energy Fund	5.77%
Asia Focus Fund	43.84%
Asia Pacific Dividend Fund	21.99%
China & Hong Kong Fund	78.44%
Global Energy Fund	83.69%
Global Innovators Fund	88.33%

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2007, was as follows:

Alternative Energy Fund	0.32%
Asia Focus Fund	N/A
Asia Pacific Dividend Fund	N/A
China & Hong Kong Fund	N/A
Global Energy Fund	28.13%
Global Innovators Fund	59.62%

For the year ended December 31, 2007, the Guinness Atkinson Alternative Energy Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

	Gross Income	Foreign Tax Paid
Austria	4.949%	5.577%
Australia	22.584%	39.825%
Brazil	27.108%	0.269%
Canada	5.757%	6.487%
France	0.463%	0.603%
Germany	1.931%	2.176%
Malaysia	0.341%	0.000%
New Zealand	6.249%	0.000%
Philippines	6.138%	11.527%
Spain	14.308%	16.403%
Taiwan	10.172%	17.133%
	100.00%	100.00%

For the year ended December 31, 2007, the Guinness Atkinson Asia Focus Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

	Gross Income	Foreign Tax Paid
Bermuda	5.952%	0.000%
Hong Kong	6.513%	0.000%
Cayman Islands	1.799%	0.000%
Singapore	7.238%	0.000%
China	15.660%	0.000%
Indonesia	13.712%	26.815%
South Korea	6.884%	14.808%
Malaysia	13.713%	0.000%
Britain	2.176%	0.000%
Thailand	5.100%	5.075%
Taiwan	21.254%	53.301%
	100.00%	100.00%

For the year ended December 31, 2007, the Guinness Atkinson Asia Pacific Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

	Gross Income	Foreign Tax Paid
Australia	9.255%	2.434%
Bermuda	8.537%	0.000%
Hong Kong	5.875%	0.000%
Cayman Islands	3.186%	0.000%
Singapore	11.307%	0.000%
China	2.447%	0.000%
Indonesia	2.327%	3.965%
South Korea	0.410%	0.769%
Malaysia	7.986%	0.000%
New Zealand	1.443%	0.000%
Philippines	5.779%	16.418%
Britain	2.054%	0.000%
Thailand	9.180%	10.158%
Taiwan	30.213%	66.256%
	100%	100%

For the year ended December 31, 2007, the Guinness Atkinson Global Energy Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

	Gross Income	Foreign Tax Paid
Austria	5.560%	8.747%
Brazil	10.363%	4.504%
Britain	10.706%	0.000%
Canada	18.903%	26.421%
Cayman Islands	1.753%	0.000%
China	0.104%	0.000%
France	5.854%	9.209%
Hong Kong	4.836%	0.000%
Italy	7.632%	12.006%
Netherlands	11.462%	18.030%
Norway	13.402%	21.082%
South Africa	9.424%	0.000%
	100%	100%

For the year ended December 31, 2007, the Guinness Atkinson Global Innovators Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

	Gross Income	Foreign Tax Paid
Britain	46.244%	0.000%
Cayman Islands	4.255%	0.000%
Finland	9.658%	27.167%
Hong Kong	5.634%	0.000%
Japan	12.221%	12.823%
South Korea	2.722%	8.574%
Netherlands	4.190%	0.000%
Taiwan	15.075%	51.436%
	100%	100%

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Guinness Atkinson Funds
Glendora, California

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Alternative Energy Fund, Asia Focus Fund, Asia Pacific Dividend Fund, China & Hong Kong Fund, Global Energy Fund and Global Innovators Fund (the "Funds"), each a series of shares of the Guinness Atkinson Funds, as of December 31, 2007, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (with respect to the Alternative Energy Fund and Asia Pacific Dividend Fund for the year then ended and the period March 31, 2006 to December 31, 2006), and the financial highlights for each of the five years in the period then ended (with respect to the Alternative Energy Fund and Asia Pacific Dividend Fund for the year then ended and the period March 31, 2006 to December 31, 2006, and with respect to Global Energy Fund for each of the three years in the period then ended and the period June 30, 2004 to December 31, 2004). These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (US). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate procedures where replies from the brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of the above mentioned Funds as of December 31, 2007, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
February 25, 2008

TRUSTEE AND OFFICER INFORMATION (Unaudited)

Name, Address, and Age	Position(s) Held with Trusts	Date Elected†	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Timothy W.N. Guinness 14 Queen Anne's Gate Westminster, London SW1H 9AA U.K. (60)	Trustee	August 1998	Chairman of Guinness Asset Management Ltd., investment adviser in London, since 2003. Chairman/CIO of Guinness Atkinson, since November 2002. Joint Chairman of Investec Asset Management Ltd. September 1998 to March 2003.	6	Investec Global Strategy Fund Limited, Investec International Accumulation Fund Limited, Investec Select Funds Plc, Investec High Income Trust Plc, SR Europe Investment Trust Plc. Atlantis Japan Growth Fund Ltd., New Boathouse Capital Ltd. Guinness Asset Management Ltd.

James I. Fordwood* 21550 Oxnard Street, Suite 750 Woodland Hills, CA 91367 (61)	Trustee	April 1994	CFO and Managing Member of Prima Marketing LLC (network of convenience stores)	6	J.L. Energy, Inc., Intoil, Inc., Fior D'Italia.

Dr. Gunter Dufey* 21550 Oxnard Street, Suite 750 Woodland Hills, CA 91367 (68)	Trustee	April 1994	Pacific International Business Associates, a consulting firm in Singapore since 2002. Professor (em.) of Ross School at The University of Michigan, where he served from 1968-2002.	6	Independent director, four subsidiaries of GMAC in the United States and Canada.

Dr. Bret A. Herscher* 21550 Oxnard Street, Suite 750 Woodland Hills, CA 91367 (48)	Trustee	April 1994	President of Pacific Consultants, a technical and technology management consulting company serving the Electronic industry and venture capital community that he co-founded.	6	Strawberry Tree Inc.

J. Brooks Reece, Jr.* 21550 Oxnard Street, Suite 750 Woodland Hills, CA 91367 (61)	Trustee and Chairman	April 1994	Vice President of Adcole Corp. a manufacturer of precision measuring machines and sun angle sensors for space satellites.	6	Adcole Far East Ltd.

*  Not an "interested person", as defined in the 1940 Act of the Funds.

†  Trustees and officers of the Fund serve until their resignation, removal or retirement.

Name, Address, and Age	Position(s) Held with Trusts	Date Elected†	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jim Atkinson 21550 Oxnard Street, Suite 750 Woodland Hills, CA 91367 (50)	President	April 2003	Chief Executive Officer and Director of Guinness Atkinson since November 2002. Principal of ORBIS Marketing, a mutual fund marketing and advertising firm since November 2001. President of MAXfunds.com from September 2000 to March 2001. Managing Director of Guinness Flight Global Asset Management US (1993-2000).	N/A	N/A

Richard F. Cook, Jr. 2 Portland Square Portland, ME 04101 (56)	Chief Compliance Officer	December 2005	Director of Foreside Compliance Services LLC since January 2006. Officer of Foresides Fund Services LLC from November 2005 to January 2006. From 2002, Founder and Managing Member of NorthLake, LLC. From 1985 – 2002, Executive Officer, Director and Shareholder of Century Capital Management, Inc. and Secretary of Century Shares Trust.	N/A	N/A

Michael Ricks 2020 E. Financial Way, Suite 100 Glendora, CA 91741 (30)	Treasurer	September 2006	Assistant Vice-President U.S. Bancorp Fund Services LLC since 2001.	N/A	N/A

Keith Shintani 2020 E. Financial Way, Suite 100 Glendora, CA 91741 (44)	Secretary	September 2006	Vice President of Relationship Management for U. S. Bancorp Fund Services, LLC since 2001.	N/A	N/A

†  Trustees and officers of the Fund serve until their resignation, removal or retirement.

Privacy Notice

Guinness Atkinson Funds and Guinness Atkinson Asset Management, Inc. may collect non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;
•  Information you give us orally; and
•  Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder's authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

Guinness Atkinson Funds Information

Board of Trustees

J. Brooks Reece, Jr., Chairman

Dr. Gunter Dufey

James I. Fordwood

Timothy W.N. Guinness

Dr. Bret A. Herscher

Contact Guinness Atkinson Funds

P.O. Box 701

Milwaukee, WI 53201-0701

Shareholder Services: 800-915-6566

Literature Request: 800-915-6565

Website: www.gafunds.com

Email: info@gafunds.com

Guinness Atkinson Funds
Fund	Cusip	Ticker	Fund#
Alternative Energy Fund	402031 50 4	GAAEX	1298
Asia Focus Fund	402031 10 8	IASMX	1096
Asia Pacific Dividend Fund	402031 60 3	GAADX	1299
China & Hong Kong Fund	402031 20 7	ICHKX	1094
Global Energy Fund	402031 40 5	GAGEX	1098
Global Innovators Fund	402031 30 6	IWIRX	1095

.

Distributed by Quasar Distributors, LLC, Milwaukee, WI 53202

This report is intended for shareholders of the Guinness Atkinson Funds and may not be used as literature unless preceded or accompanied by a current prospectus.

Guinness Atkinson Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

123S0204--P

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Hamish Fordwood is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2007	FYE 12/31/2006
Audit Fees	$98,400	$90,400
Audit-Related Fees	None	None
Tax Fees	$15,600	$15,600
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any

1

other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2003	FYE 12/31/2002
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable

Item 11. Controls and Procedures.

(a)

The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

2

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)          (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)       Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Guinness Atkinson Funds

By	/s/ James J. Atkinson
James J. Atkinson, Jr., President

Date	March 7th, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ James J. Atkinson
James J. Atkinson, Jr., President

Date	March 7th, 2008

By (Signature and Title)	/s/ Michael J. Ricks
Michael J. Ricks, Treasurer

Date	March 7th, 2008

4